                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  OFFERED BY
                        ALLSTATE LIFE INSURANCE COMPANY
                                  OF NEW YORK
                             POST OFFICE BOX 9075
                       FARMINGVILLE, NEW YORK 11738-9075
                               1-(800) 692-4682

                      FLEXIBLE PREMIUM DEFERRED VARIABLE
                               ANNUITY CONTRACTS
                                ---------------

  This prospectus describes the AIM Lifetime PlusSM Variable Annuity, a group Flexible Premium Deferred Variable Annuity Certificate (hereinafter referred to as "Contract") designed to aid you in long-term financial planning and which can be used for retirement planning. The Contracts are issued by Allstate Life Insurance Company of New York ("Company"), a wholly owned indirect subsidiary of Allstate Insurance Company. The Contracts are issued as group Contracts. A certificate is issued that summarizes the provisions of the group Contract. For convenience, this prospectus refers to both Contracts and certificates as "Contracts." Purchase payments for the Contracts will be allocated to a series of Variable Sub-accounts of the Allstate Life of New York Separate Account A ("Variable Account") and/or to a Fixed Account option(s) funded through the Company's general account.

  The Variable Sub-accounts invest in shares of AIM Variable Insurance Funds, Inc. (the "Fund Series"). Nine Funds are currently available for investment within the Variable Account: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund.

  This prospectus presents information you should know before making a decision to invest in the Contract and the available Investment Alternatives.

  THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS WHICH HAVE RELATIONSHIPS WITH BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS; HOWEVER, THE CONTRACTS AND THE INVESTMENTS IN THE FUNDS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, AND THE FUNDS' SHARES ARE NOT FEDERALLY INSURED OR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THESE CONTRACTS ARE NOT FDIC INSURED.

  The Company has prepared and filed a Statement of Additional Information dated October 1, 1996 with the U.S. Securities and Exchange Commission. If you wish to receive the Statement of Additional Information, you may obtain a free copy by calling or writing the Company at the address above. For your convenience, an order form for the Statement of Additional Information may be found on page B-2 of this prospectus. Before ordering, you may wish to review the Table of Contents of the Statement of Additional Information on page B-1 of this prospectus. The Statement of Additional Information has been incorporated by reference into this prospectus.

  THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS FOR AIM VARIABLE INSURANCE FUNDS, INC.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  PLEASE READ THIS PROSPECTUS CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE

           The Contract is only available in the State of New York.

  At least once each Contract year, the Company will send the Owner an annual statement that contains certain information pertinent to the individual Owner's Contract. The annual statement details values and specific Contract data that applies to each particular Contract. The annual statement does not contain financial statements of the Company, although the Company's financial statements are on page F-1 of this prospectus. The Company, however, is subject to the informational requirements of the Securities Exchange Act of 1934 and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected at the public reference facilities maintained by the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549 and are also available by personal computer from the SEC's EDGAR database on the World Wide Web at http://www.sec.gov/edgarhp.htm or through the SEC's web site at http://www.sec.gov. Copies of such material can be obtained from the Public Reference Section of the Commission, Washington, D.C. 20549 at prescribed rates.

  THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

PROSPECTUS
October 1, 1996

                                                                            PAGE
                                                                            ----
GLOSSARY...................................................................   3
HIGHLIGHTS.................................................................   4
SUMMARY OF VARIABLE ACCOUNT EXPENSES.......................................   5
CONDENSED FINANCIAL INFORMATION............................................   6
YIELD AND TOTAL RETURN DISCLOSURE..........................................   6
FINANCIAL STATEMENTS.......................................................   7
ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK AND THE VARIABLE ACCOUNT.......   7
 Allstate Life Insurance Company of New York...............................   7
 The Variable Account......................................................   7
THE FUND SERIES............................................................   8
 AIM Variable Insurance Funds, Inc.........................................   8
 Investment Advisor for the Funds..........................................   8
FIXED ACCOUNT..............................................................   9
 Example of Interest Crediting During the Guarantee Period.................   9
 Withdrawals or Transfers..................................................  10
 Market Value Adjustment...................................................  10
PURCHASE OF THE CONTRACTS..................................................  10
 Purchase Payment Limits...................................................  10
 Free-Look Period..........................................................  11
 Crediting of Initial Purchase Payment.....................................  11
 Allocation of Purchase Payments...........................................  11
 Accumulation Units........................................................  11
 Accumulation Unit Value...................................................  11
 Transfers Among Investment Alternatives...................................  11
 Dollar Cost Averaging.....................................................  12
 Automatic Fund Rebalancing................................................  12
BENEFITS UNDER THE CONTRACT................................................  12
 Withdrawals...............................................................  12
 Income Payments...........................................................  13
  Payout Start Date for Income Payments....................................  13
  Variable Account Income Payments.........................................  13
  Fixed Amount Income Payments.............................................  13
  Income Plans.............................................................  13
DEATH BENEFITS.............................................................  14
 Distribution Upon Death Payment Provisions................................  14
 Death Benefit Amount......................................................  14
CHARGES AND OTHER DEDUCTIONS...............................................  15
 Deductions from Purchase Payments.........................................  15
 Withdrawal Charge (Contingent Deferred Sales Charge)......................  15
 Contract Maintenance Charge...............................................  15
 Administrative Expense Charge.............................................  16
 Mortality and Expense Risk Charge.........................................  16
 Taxes.....................................................................  16
 Transfer Charges..........................................................  16
 Fund Expenses.............................................................  16

                                                                            PAGE
                                                                            ----
GENERAL MATTERS...........................................................   16
 Owner....................................................................   16
 Beneficiary..............................................................   16
 Assignments..............................................................   17
 Delay of Payments........................................................   17
 Modification.............................................................   17
 Customer Inquiries.......................................................   17
FEDERAL TAX MATTERS.......................................................   17
 Introduction.............................................................   17
 Taxation of Annuities in General.........................................   17
  Tax Deferral............................................................   17
  Non-natural Owners......................................................   17
  Diversification Requirements............................................   18
  Ownership Treatment.....................................................   18
  Delayed Maturity Dates..................................................   18
  Taxation of Partial and Full Withdrawals................................   18
  Taxation of Annuity Payments............................................   18
  Taxation of Annuity Death Benefits......................................   19
  Penalty Tax on Premature Distributions..................................   19
  Aggregation of Annuity Contracts........................................   19
  Tax Qualified Contracts.................................................   19
  Restrictions Under Section 403(b) Plans.................................   19
  Income Tax Withholding..................................................   19
DISTRIBUTION OF THE CONTRACTS.............................................   19
VOTING RIGHTS.............................................................   20
SELECTED FINANCIAL DATA...................................................   20
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS...............................................................   21
MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF
 OPERATIONS FOR THE QUARTER ENDED JUNE 30, 1996...........................   25
COMPETITION...............................................................   27
EMPLOYEES.................................................................   27
PROPERTIES................................................................   27
STATE AND FEDERAL REGULATION..............................................   27
EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY...........................   27
EXECUTIVE COMPENSATION....................................................   29
LEGAL PROCEEDINGS.........................................................   30
EXPERTS...................................................................   30
LEGAL MATTERS.............................................................   30
FINANCIAL STATEMENTS......................................................  F-1
APPENDIX A--Market Value Adjustment.......................................  A-1
STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS....................  B-1
ORDER FORM................................................................  B-2

                               TABLE OF CONTENTS

                                   GLOSSARY

ACCUMULATION UNIT: A measure of your ownership interest in a Sub-account of the Variable Account prior to the Payout Start Date. Analogous, though not identical, to a share owned in a mutual fund.

ACCUMULATION UNIT VALUE: The value of each Accumulation Unit which is calculated each Valuation Date. Each Sub-account of the Variable Account has its own distinct Accumulation Unit Value. Analogous, though not identical, to the share price (net asset value) of a mutual fund.

ANNUITANT(S): The person or persons whose life determines the latest Payout Start Date and the amount and duration of any income payments for Income Plan options other than Guaranteed Payments for a Specified Period. Joint annuitants are only permitted in the payout phase.

BENEFICIARY(IES): The person(s) to whom any benefits are due when a death benefit is payable and there is no surviving Owner.

COMPANY("WE," "US"): Allstate Life Insurance Company of New York.

CONTRACT: The Allstate Life Insurance Company of New York Flexible Premium Deferred Variable Annuity Contract, known as the "AIM Lifetime PlusSM Variable Annuity," that is described in this prospectus.

CONTRACT ANNIVERSARY: An anniversary of the date that the Contract was issued.

CONTRACT VALUE: The value of all amounts accumulated under the Contract prior to the Payout Start Date, equivalent to the Accumulation Units in each Sub-account of the Variable Account multiplied by the respective Accumulation Unit Value, plus the value in the Fixed Account.

CONTRACT YEAR: A period of 12 months starting with the issue date or any Contract Anniversary.

DEATH BENEFIT ANNIVERSARY: Every seventh Contract Anniversary beginning on the date that the Contract was issued. For example, the issue date, 7th and 14th Contract Anniversaries are the first three Death Benefit Anniversaries.

FIXED ACCOUNT: All of the assets of the Company that are not in separate accounts.

FIXED SUB-ACCOUNTS: These Sub-accounts are distinguished by Guarantee Period(s) and the dates the period(s) begin. The Fixed Sub-accounts are established when purchase payments are allocated to the Fixed Account; when previous Sub-accounts expire and a new Guarantee Period is selected; and when You transfer an amount to the Fixed Account.

GUARANTEE PERIOD: A period of years for which a specified effective annual interest rate is guaranteed by the Company.

INCOME PLAN: One of several ways in which a series of payments are made after the Payout Start Date. Income payments are based on the Contract Value adjusted by any applicable Market Value Adjustment and applicable taxes on the Payout Start Date. Income payment amounts may vary based on any Sub-account of the Variable Account and/or may be fixed for the duration of the Income Plan.

INVESTMENT ALTERNATIVES: The Sub-accounts of the Variable Account and the Fixed Account.

MARKET VALUE ADJUSTMENT: The Market Value Adjustment is the adjustment made to the money distributed from a Sub-account of the Fixed Account, prior to the end of the Guarantee Period, to reflect the impact of changes in interest rates between the time the Sub-account of the Fixed Account was established and the time of distribution.

NON-QUALIFIED CONTRACTS: Contracts other than Qualified Contracts.

OWNER(S)("YOU"): The person or persons designated as the Owner in the Contract.

PAYOUT START DATE: The date on which income payments begin.

QUALIFIED CONTRACTS: Contracts issued under plans that qualify for special federal income tax treatment under Sections 401(a), 403(a), 403(b) and 408 of the Internal Revenue Code.

VALUATION DATE: Each day that the New York Stock Exchange is open for business. The Valuation Date does not include such Federal and non-Federal holidays as are observed by the New York Stock Exchange.

VALUATION PERIOD: The period between successive Valuation Dates, commencing at the close of regular trading on the New York Stock Exchange (which is normally 4:00 pm Eastern Time) and ending as of the close of regular trading on the New York Stock Exchange on the next succeeding Valuation Date.

VARIABLE ACCOUNT: Allstate Life of New York Separate Account A, a separate investment account established by the Company to receive and invest purchase payments paid under the Contracts.

VARIABLE SUB-ACCOUNT: A portion of the Variable Account invested in shares of a corresponding Fund. The investment performance of each Variable Sub-account is linked directly to the investment performance of its corresponding Fund.

                                  HIGHLIGHTS

THE CONTRACT

  This Contract is designed for long-term financial planning and retirement planning. Money can be allocated to any combination of Funds or the Fixed Account. You have access to your funds either through withdrawals of Contract Value or through periodic income payments. You bear the entire investment risk for Contract Values and income payments based upon the Variable Account, because values will vary depending on the investment performance of the Fund(s) you select. See "Accumulation Unit Value," page 11 and "Income Plans," page 13. You will also bear the investment risk of adverse changes in interest rates in the event amounts are prematurely withdrawn or transferred from Sub-accounts of the Fixed Account. See "Fixed Account," page 9.

FREE-LOOK

  You may cancel the Contract any time within 10 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation, unless a refund of purchase payments is required by state or federal law. See "Free-Look Period," page 11.

HOW TO INVEST

  Your first purchase payment must be at least $5,000 (for Qualified Contracts, $2,000). Subsequent purchase payments must be at least $500. Purchase payments may also be made pursuant to an Automatic Addition Program. See "Purchase Payment Limits," page 10. At the time of your application, you will allocate your purchase payment among the Investment Alternatives. The allocation you specify on the application will be effective immediately. All allocations must be in whole percents from 0% to 100% (total allocation equals 100%) or in whole dollars. Allocations may be changed by notifying the Company in writing. See "Allocation of Purchase Payments," page 11.

INVESTMENT ALTERNATIVES

  The Variable Account invests in shares of AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series has a total of nine Funds available under the Contract. The Funds include: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund. The assets of each Fund are held separately from the other Funds and each has distinct investment objectives and policies which are described in the accompanying prospectus for the Fund Series. In addition to the Variable Account, Owners can also allocate all or part of their purchase payments to the Fixed Account. See "Fixed Account," on page 9.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

  Prior to the Payout Start Date, you may transfer amounts among the Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Transfers to the Fixed Account must be at least $500. Certain Fixed Account transfers may be restricted. See "Transfers Among Investment Alternatives," page 11. You may want to enroll in a Dollar Cost Averaging Program or an Automatic Fund Rebalancing Program. See "Dollar Cost Averaging," page 12, and "Automatic Fund Rebalancing," page 12.

CHARGES AND DEDUCTIONS

  The costs of the Contract include: a contract maintenance charge ($35 annually), a mortality and expense risk charge (deducted daily, equal on an annual basis to 1.35% of the Contract's daily net assets of the Variable Account), and an administrative expense charge (deducted daily, equal on an annual basis to .10% of the Contract's daily net assets of the Variable Account). The Company reserves the right to assess a transfer charge ($10 on each transfer in excess of twelve per Contract Year). Additional deductions may be made for certain taxes. See "Contract Maintenance Charge," page 15, "Mortality and Expense Risk Charge," page 16, "Administrative Expense Charge," page 16, "Transfer Charges," page 16, and "Taxes," page 16.

WITHDRAWALS

  You may withdraw all or part of the Contract Value before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. No withdrawal charges or Market Value Adjustments will be applied to amounts withdrawn up to 10% of the amount of purchase payments. Amounts withdrawn in excess of the 10% may be subject to a withdrawal charge of 0% to 7% depending on how long purchase payments have been invested in the Contract. Amounts withdrawn from a Sub-account of the Fixed Account, in excess of the 10%, except during the 30 day period after the Guarantee Period expires, will be subject to a Market Value Adjustment. See "Withdrawals," page 12, "Withdrawals or Transfers," page 10, and "Taxation of Annuities in General," page 17.

DEATH BENEFIT

  The Company will pay a death benefit prior to the Payout Start Date on the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant. See "Death Benefit Amount," page 14.

INCOME PAYMENTS

  You will receive periodic income payments beginning on the Payout Start Date. You may choose among several Income Plans to fit your needs. Income payments may be received for a specified period or for life (either single or joint life), with or without a guaranteed number of payments. You can select income payments that are fixed, variable or a combination of fixed and variable. See "Income Payments," page 13.

                     SUMMARY OF VARIABLE ACCOUNT EXPENSES

  The following table illustrates all expenses and fees that you will incur. The expenses and fees set forth in the table are based on charges under the Contracts and on the expenses of the Variable Account and the underlying Fund Series.

OWNER TRANSACTION EXPENSES (ALL SUB-ACCOUNTS)

Sales Load Imposed on Purchases (as a percentage of purchase payments)..... None
Contingent Deferred Sales Charge (as a percentage of purchase payments)....    *

                                                                APPLICABLE
      YEAR APPLICABLE SINCE                                     WITHDRAWAL
      PREMIUM PAYMENT ACCEPTED                               CHARGE PERCENTAGE
      ------------------------                               -----------------
        1st Year............................................          7%
        2nd Year............................................          6%
        3rd Year............................................          5%
        4th Year............................................          4%
        5th Year............................................          3%
        6th Year............................................          2%
        7th Year............................................          1%
        Thereafter..........................................          0%
      Transfer Fee                                                    **
      Annual Contract Fee...................................         $35***
      Variable Account Annual Expenses (as a percentage of
       the Contract's average net assets in the Variable
       Account):
      Mortality and Expense Risk Charge.....................       1.35%
      Administrative Expense Charge.........................        .10%
      Total Variable Account Annual Expenses................       1.45%

-------
  *Each Contract Year up to 10% of the amount of purchase payments may be withdrawn without a contingent deferred sales charge or a Market Value Adjustment.
 **No charges will be imposed on the first twelve transfers in any Contract
  Year. The Company reserves the right to assess a $10 charge for each transfer in excess of twelve in any Contract Year, excluding transfers due to dollar cost averaging and automatic fund rebalancing.
 ***The annual Contract Fee will be waived if total purchase payments as of a Contract Anniversary, or upon a full withdrawal, are $50,000 or if the entire Contract Value is allocated to the Fixed Account.

                                 FUND EXPENSES

                       (AS A PERCENTAGE OF FUND ASSETS)

                                                                     TOTAL FUND
                                                 MANAGEMENT  OTHER     ANNUAL
     FUND                                           FEES    EXPENSES  EXPENSES
     ----                                        ---------- -------- ----------
AIM V.I. Capital Appreciation Fund..............    0.65%     0.10%     0.75%
AIM V.I. Growth and Income Fund.................    0.65%     0.52%     1.17%
AIM V.I. Global Utilities Fund (after expense
 reimbursements)................................    0.65%     1.03%     1.68%
AIM V.I. Diversified Income Fund................    0.60%     0.28%     0.88%
AIM V.I. Government Securities Fund.............    0.50%     0.69%     1.19%
AIM V.I. Growth Fund............................    0.65%     0.19%     0.84%
AIM V.I. International Equity Fund..............    0.75%     0.40%     1.15%
AIM V.I. Value Fund.............................    0.65%     0.10%     0.75%
AIM V.I. Money Market Fund......................    0.40%     0.13%     0.53%

EXAMPLE

  You (the Owner) would pay the following cumulative expenses on a $1,000 investment, assuming a 5% annual return under the following circumstances:

  If you terminate your Contract or annuitize for a specified period of less than 120 months at the end of the applicable time period:

          FUND                                                   1 YEAR 3 YEARS
          ----                                                   ------ -------
AIM V.I. Capital Appreciation Fund..............................  $78    $109
AIM V.I. Growth and Income Fund.................................  $82    $122
AIM V.I. Global Utilities Fund..................................  $87    $137
AIM V.I. Diversified Income Fund................................  $79    $113
AIM V.I. Government Securities Fund.............................  $82    $122
AIM V.I. Growth Fund............................................  $79    $112
AIM V.I. International Equity Fund..............................  $82    $121
AIM V.I. Value Fund.............................................  $78    $109
AIM V.I. Money Market Fund......................................  $75    $102

  If you do not terminate your Contract or if you annuitize for a specified period of 120 months or more at the end of the applicable time period:

          FUND                                                   1 YEAR 3 YEARS
          ----                                                   ------ -------
AIM V.I. Capital Appreciation Fund..............................  $24    $ 73
AIM V.I. Growth and Income Fund.................................  $28    $ 86
AIM V.I. Global Utilities Fund..................................  $33    $101
AIM V.I. Diversified Income Fund................................  $25    $ 77
AIM V.I. Government Securities Fund.............................  $28    $ 86
AIM V.I. Growth Fund............................................  $25    $ 76
AIM V.I. International Equity Fund..............................  $28    $ 85
AIM V.I. Value Fund.............................................  $24    $ 73
AIM V.I. Money Market Fund......................................  $21    $ 66

  THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of the example is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. No deductions were made for premium taxes because New York does not charge premium taxes on annuities.

                        CONDENSED FINANCIAL INFORMATION

  Condensed financial information for the Allstate Life of New York Separate Account A is not included because, as of the date of this prospectus, the Variable Account had not yet commenced operations and had no assets, liabilities, or income.

                       YIELD AND TOTAL RETURN DISCLOSURE

  From time to time the Variable Account may advertise the yield and total return investment performance of one or more Sub-accounts. Standardized yield and total return advertisements include charges and expenses attributable to the Contracts. Including these fees has the effect of decreasing the advertised performance of a Sub-account, so that a Sub-account's investment performance will not be directly comparable to that of an ordinary mutual fund.

  When a Sub-account advertises its standardized total return it will usually be calculated for one year, five years, and ten years or since inception if the Sub-account has not been in existence for such periods. Total return is measured by comparing the value of an investment in the Sub-account at the end of the relevant period to the value of the investment at the beginning of the period.

  In addition to the standardized total return, the Sub-account may advertise a non-standardized total return. This figure will usually be calculated for one year, five years, and ten years or other periods. Non-standardized total return is measured in the same manner as the standardized total return described above, except that the withdrawal charges under the Contract are not deducted. Therefore, a non-standardized total return for a Sub-account can be higher than a standardized total return for a Sub-account.

  Certain Sub-accounts may advertise yield in addition to total return. Except in the case of the AIM V.I. Money Market Sub-account, the yield will be computed in the following manner: the net investment income per unit earned during a recent one month period is divided by the unit value on the last day of the period, and then annualized. This figure reflects the recurring charges at the separate account level.

  The AIM V.I. Money Market Sub-account may advertise, in addition to the total return, either yield or the effective yield. The yield in this case refers to the income generated by an investment in that Sub-account over a seven-day period net of recurring charges at the separate account level. The income is then annualized (i.e., the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment). The effective yield is calculated similarly but when annualized, the income earned by an investment in the AIM V.I. Money Market Sub-account is assumed to be reinvested at the end of each seven-day period. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment during a 52-week period.

  The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

  Please refer to the Statement of Additional Information for a further description of the method used to calculate a Sub-account's yield and total return.

                             FINANCIAL STATEMENTS

  The financial statements of Allstate Life Insurance Company of New York begin on page F-1 of the prospectus. The financial statements of Allstate Life of New York Separate Account A are not included because, as of the date of this Prospectus, the Variable Account had not yet commenced operations and had no assets, liabilities, or income.

     ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK AND THE VARIABLE ACCOUNT

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

  The Company was incorporated in 1967 as a stock life insurance company under the laws of New York and was known as "Financial Life Insurance Company" from 1967 to 1978. From 1978 to 1984, the Company was known as "PM Life Insurance Company." Since 1984 the Company has been known as "Allstate Life Insurance Company of New York." The Company's operations consist of one business segment which is the sale of annuities and life insurance. The Company is currently licensed to operate in New York. The Company's home office is located in Farmingville, New York.

  The Company is an indirect, wholly-owned subsidiary of Allstate Insurance Company ("Allstate") which is a stock property-liability insurance company incorporated under the laws of Illinois. With the exception of directors' qualifying shares, all of the outstanding capital stock of Allstate is owned by The Allstate Corporation ("Corporation").

THE VARIABLE ACCOUNT

  Established on December 22, 1995, the Allstate Life of New York Separate Account A is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940. However, such registration does not signify that the Commission supervises the management or investment practices or policies of the Variable Account. The investment performance of the Variable Account is entirely independent of both the investment performance of the Company's general account and the performance of any other separate account.

  The Variable Account has been divided into nine Sub-accounts, each of which invests solely in its corresponding Fund of AIM Variable Insurance Funds, Inc. Additional Variable Sub-accounts may be added at the discretion of the Company.

  The assets of the Variable Account are held separately from the other assets of the Company. They are not chargeable with liabilities incurred in the Company's other business operations. Accordingly, the income, capital gains and capital losses, realized or unrealized, incurred on the assets of the Variable Account are credited to or charged against the assets of the Variable Account, without regard to the income, capital gains or capital losses arising out of any other business the Company may conduct. The Company's obligations arising under the Contracts are general corporate obligations of the Company.

                                THE FUND SERIES

  The Variable Account will invest in shares of the AIM Variable Insurance Funds, Inc. (the "Fund Series"). The Fund Series is registered with the Securities and Exchange Commission as an open-end, series, management investment company. Registration of the Fund Series does not involve supervision of its management, investment practices or policies by the Securities and Exchange Commission. The Funds are designed to provide investment vehicles for variable insurance contracts of various insurance companies, in addition to the Variable Account.

  Shares of the Funds are not deposits, or obligations of, or guaranteed or endorsed by any bank and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

AIM VARIABLE INSURANCE FUNDS, INC.

  AIM Variable Insurance Funds, Inc. offers nine Funds for use with this
Contract: (1) AIM V.I. Capital Appreciation Fund; (2) AIM V.I. Diversified Income Fund; (3) AIM V.I. Global Utilities Fund; (4) AIM V.I. Government Securities Fund; (5) AIM V.I. Growth Fund; (6) AIM V.I. Growth and Income Fund; (7) AIM V.I. International Equity Fund; (8) AIM V.I. Money Market Fund; and (9) AIM V.I. Value Fund. Each Fund has different investment objectives and policies and operates as a separate investment fund. The following is a brief description of the investment objectives and programs of the Funds:

  AIM V.I. CAPITAL APPRECIATION FUND ("CAPITAL APPRECIATION FUND") is a diversified Fund which seeks to provide capital appreciation through investments in common stocks, with emphasis on medium-sized and smaller emerging growth companies.

  AIM V.I. DIVERSIFIED INCOME FUND ("DIVERSIFIED INCOME FUND") is a diversified Fund which seeks to achieve a high level of current income primarily by investing in a diversified portfolio of foreign and U.S. government and corporate debt securities, including lower rated high yield debt securities (commonly known as "junk bonds").

  AIM V.I. GLOBAL UTILITIES FUND ("GLOBAL UTILITIES FUND") is a non-diversified Fund which seeks to achieve a high level of current income and, as a secondary objective, to achieve capital appreciation, by investing primarily in common and preferred stocks of public utility companies (either domestic or foreign).

  AIM V.I. GOVERNMENT SECURITIES FUND ("GOVERNMENT FUND") is a diversified Fund which seeks to achieve a high level of current income consistent with reasonable concern for safety of principal by investing in debt securities issued, guaranteed or otherwise backed by the U.S. Government.

  AIM V.I. GROWTH FUND ("GROWTH FUND") is a diversified Fund which seeks to provide growth of capital through investments primarily in common stocks of leading U.S. companies considered by AIM to have strong earnings momentum.

  AIM V.I. GROWTH AND INCOME FUND ("GROWTH & INCOME FUND") is a diversified Fund which seeks to provide growth of capital, with current income as a secondary objective by investing primarily in dividend paying common stocks which have prospects for both growth of capital and dividend income.

  AIM V.I. INTERNATIONAL EQUITY FUND ("INTERNATIONAL FUND") is a diversified Fund which seeks to provide long-term growth of capital by investing in international equity securities, the issuers of which are considered by AIM to have strong earnings momentum.

  AIM V.I. MONEY MARKET FUND ("MONEY MARKET FUND") is a diversified Fund which seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity by investing in a diversified portfolio of money market instruments.

  AIM V.I. VALUE FUND ("VALUE FUND") is a diversified Fund which seeks to achieve long-term growth of capital by investing primarily in equity securities judged by AIM to be undervalued relative to the current or projected earnings of the companies issuing the securities, or relative to current market values of assets owned by the companies issuing the securities or relative to the equity markets generally. Income is a secondary objective.

INVESTMENT ADVISOR FOR THE FUNDS

  A I M Advisors, Inc., ("AIM") serves as the investment advisor to each Fund. AIM was organized in 1976 and, together with its affiliates, manages or advises 43 investment company portfolios (including the Funds). AIM is a wholly-owned subsidiary of A I M Management Group Inc., a holding company. AIM manages pursuant to a master investment advisory agreement dated October 18, 1993, as amended April 28, 1994. As of August 30, 1996, total assets advised or managed by AIM and its affiliates were approximately $55 billion.

  There is no assurance that the Funds will attain their respective stated objectives. Additional information concerning the investment objectives and policies of the Funds can be found in the current prospectus for the Fund Series accompanying this prospectus.

  You will find more complete information about the Funds, including the risks associated with each Fund, in the accompanying prospectus. You should read the prospectus for the Fund Series in conjunction with this prospectus.

  THE FUND SERIES PROSPECTUS SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE CONCERNING THE ALLOCATION OF PURCHASE PAYMENTS TO A PARTICULAR VARIABLE SUB-ACCOUNT.

                                 FIXED ACCOUNT

  Purchase payments and transfers allocated to one or more of the Sub-accounts of the Fixed Account become part of the general account of the Company. Each Sub-account offers a separate interest rate Guarantee Period. Guarantee Periods will be offered at the Company's discretion and may range from one to ten years. Presently, the Company offers Guarantee Periods of one, three, five, seven and ten years. The Owner must select the Sub-account(s) in which to allocate each purchase payment and transfer. No less than $500 may be allocated to any one Sub-account. The Company reserves the right to limit the number of additional purchase payments. Please consult with your sales representative for current information.

  Interest is credited daily to each Sub-account at a rate which compounds to the effective annual interest rate declared for each Sub-account's Guarantee Period that has been selected.

  The following example illustrates how the Sub-account value for a Sub-account of the Fixed Account would grow given an assumed purchase payment, Guarantee Period, and effective annual interest rate:

EXAMPLE OF INTEREST CREDITING DURING THE GUARANTEE PERIOD:

Purchase Payment..................................................... $10,000.00
Guarantee Period.....................................................    5 years
Effective Annual Rate:...............................................      4.35%

                             END OF CONTRACT YEAR:

                            YEAR 1     YEAR 2     YEAR 3     YEAR 4     YEAR 5
                          ---------- ---------- ---------- ---------- ----------
Beginning Sub-Account
 Value                    $10,000.00
 X (1 + Effective Annual
  Rate)                       1.0435
                          ----------
                          $10,435.00
Sub-Account Value at end
 of Contract                         $10,435.00
 year 1 X (1 + Effective
  Annual Rate)                           1.0435
                                     ----------
                                     $10,888.92
Sub-Account Value at end
 of Contract                                    $10,888.92
 year 2 X (1 + Effective
  Annual Rate)                                      1.0435
                                                ----------
                                                $11,362.59
Sub-Account Value at end
 of Contract                                               $11,362.59
 year 3 X (1 + Effective
  Annual Rate)                                                 1.0435
                                                           ----------
                                                           $11,856.86
Sub-Account Value at end
 of Contract                                                          $11,856.86
 year 4 X (1 + Effective
  Annual Rate)                                                            1.0435
                                                                      ----------
Sub-Account Value at end
 of Guarantee Period:                                                 $12,372.64
                                                                      ==========

TOTAL INTEREST CREDITED IN GUARANTEE PERIOD: $2,372.64 ($12,372.64 -
$10,000.00)

NOTE: The above illustration assumes no withdrawals of any amount during the entire five year period. A withdrawal charge and a Market Value Adjustment may apply to any amount withdrawn in excess of 10% of the amount of purchase payments. The hypothetical interest rate is for illustrative purposes only and is not intended to predict future interest rates to be declared under the Contract.

  The Company has no specific formula for determining the rate of interest that it will declare initially or in the future. Such interest rates will be reflective of investment returns available at the time of the determination. In addition, the management of the Company may also consider various other factors in determining interest rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by the Company, general economic trends, and competitive factors. The Company guarantees that the interest rates will never be less that the minimum guaranteed rate shown in the Contract. For current interest rate information, please contact your sales representative or the Company's customer support unit at 1(800) 692-4682.

  THE MANAGEMENT OF THE COMPANY WILL MAKE THE FINAL DETERMINATION AS TO THE INTEREST RATES TO BE DECLARED. THE COMPANY CAN NEITHER PREDICT NOR GUARANTEE FUTURE INTEREST RATES TO BE DECLARED.

  Prior to the end of a Guarantee Period, a notice will be mailed to the Owner outlining the options available at the end of a Guarantee Period. During the 30 day period after a Guarantee Period expires the Owner may:

  . take no action and the Company will automatically renew the Sub-account value to a Guarantee Period of the shortest duration available to be established on the day the previous Guaranteed Period expired; or

  . notify the Company to apply the Sub-account value to a new Guarantee
    Period or periods to be established on the day the previous Guarantee Period expired; or

  . notify the Company to apply the Sub-account value to any Sub-account of the Variable Account on the day we receive the notification; or

  . receive a portion of the Sub-account value or the entire Sub-account value through a partial or full withdrawal that is not subject to a Market Value Adjustment. In this case, the amount withdrawn will be deemed to have been withdrawn on the day the guarantee period expired.

  The Automatic Laddering Program allows the Owner to choose, in advance, one renewal Guarantee Period for all renewing Sub-accounts. The Owner can select the Automatic Laddering Program at any time during the accumulation phase, including on the issue date. The Automatic Laddering Program will continue until the Owner gives written notice to the Company. The Company reserves the right to discontinue this Program. For additional information on the Automatic Laddering Program, please call the Company's Customer Support Unit at 1(800)692-4682.

WITHDRAWALS OR TRANSFERS

  With the exception of transfers made automatically through dollar cost averaging, all withdrawals and transfers, paid from a Sub-account of the Fixed Account other than during the 30 day period after a Guarantee Period expires are subject to a Market Value Adjustment.

  The amount received by the Owner under a withdrawal request equals the amount requested, adjusted by any Market Value Adjustment, less any applicable withdrawal charge, less premium taxes and withholding (if applicable).

MARKET VALUE ADJUSTMENT

  The Market Value Adjustment reflects the relationship between (1) the Treasury Rate for the time remaining in the Guarantee Period at the time of the request for withdrawal or transfer, and (2) the Treasury Rate at the time the Sub-account was established. As such, the Owner bears some investment risk under the Contract. Treasury Rate means the U.S. Treasury Note Constant Maturity yield for the preceding week as reported in Federal Reserve Bulletin Release H.15.

  Generally, if the Treasury Rate for the Guarantee Period is higher than the applicable current Treasury Rate, then the Market Value Adjustment will result in a higher amount payable to the Owner or transferred. Similarly, if the Treasury Rate at the time the Sub-account was established is lower than the applicable Treasury Rate (interest rate for a period equal to the time remaining in the Sub-account), then the Market Value Adjustment will result in a lower amount payable to the Owner or transferred.

  For example, assume the Owner purchases a Contract and selects an initial Guarantee Period of five years and the five year Treasury Rate for that duration is 4.75%. Assume that at the end of 3 years, the Owner makes a partial withdrawal. If, at that later time, the current two year Treasury Rate is 4.00%, then the Market Value Adjustment will be positive, which will result in an increase in the amount payable to the Owner. Similarly, if the current two year Treasury Rate is 7.00%, then the Market Value Adjustment will be negative, which will result in a decrease in the amount payable to the Owner.

  The formula for calculating the Market Value Adjustment is set forth in Appendix A to this prospectus which also contains additional illustrations of the application of the Market Value Adjustment.

  The Market Value Adjustment will be waived on withdrawals taken to satisfy IRS required minimum distribution rules for this Contract.

                           PURCHASE OF THE CONTRACTS

PURCHASE PAYMENT LIMITS

  Your first purchase payment must be at least $5,000 unless the Contract is a Qualified Contract, in which case the first purchase payment must be at least $2,000. All subsequent purchase payments must be $500 or more and may be made at any time prior to the Payout Start Date. Subsequent purchase payments may also be made from your bank account through Automatic Additions. Under an Automatic Additions Program, the minimum purchase payment for allocation to the Variable Account is $100 and for allocation to the Fixed Account the minimum purchase payment is $500. Please consult with your sales representative for detailed information about Automatic Additions.

  We reserve the right to limit the amount of purchase payments we will accept.

FREE-LOOK PERIOD

  You may cancel the Contract any time within 10 days after receipt of the Contract and receive a full refund of purchase payments allocated to the Fixed Account. Purchase payments allocated to the Variable Account will be returned after an adjustment to reflect investment gain or loss that occurred from the date of allocation through the date of cancellation unless a refund of purchase payments is required by state or federal law.

CREDITING OF INITIAL PURCHASE PAYMENT

  The initial purchase payment accompanied by a duly completed application will be credited to the Contract within two business days of receipt by us at our home office. If an application is not duly completed, we will credit the purchase payments to the Contract within five business days or return it at that time unless you specifically consent to us holding the purchase payment until the application is complete. We reserve the right to reject any application. Subsequent purchase payments will be credited to the Contract at the close of the Valuation Period in which the purchase payment is received by the Company at its home office.

ALLOCATION OF PURCHASE PAYMENTS

  On the application, you instruct us how to allocate the purchase payment among the Investment Alternatives. Purchase payments may be allocated in whole percents, from 0% to 100% (total allocation equals 100%) to any Investment Alternative. Unless you notify us in writing otherwise, subsequent purchase payments are allocated according to the allocation for the previous purchase payment.

ACCUMULATION UNITS

  Each purchase payment allocated to the Variable Account will be credited to the Contract as Accumulation Units. For example, if a $10,000 purchase payment is credited to the Contract when the Accumulation Unit value equals $10, then 1,000 Accumulation Units would be credited to the Contract. The Variable Account, in turn, purchases shares of the corresponding Fund.

ACCUMULATION UNIT VALUE

  The Accumulation Units in each Sub-account of the Variable Account are valued separately. The value of Accumulation Units will change each Valuation Period according to the investment performance of the shares purchased by each Variable Sub-account and the deduction of certain expenses and charges.

  The value of an Accumulation Unit in a Variable Sub-account for any Valuation Period equals the value of the Accumulation Unit as of the immediately preceding Valuation Period, multiplied by the Net Investment Factor for that Sub-account for the current Valuation Period. The Net Investment Factor for a Valuation Period is a number representing the change, since the last Valuation Date in the value of Sub-account assets per Accumulation Unit due to investment income, realized or unrealized capital gain or loss, deductions for taxes, if any, and deductions for the mortality and expense risk charge and administrative expense charge.

TRANSFERS AMONG INVESTMENT ALTERNATIVES

  Prior to the Payout Start Date, you may transfer amounts among Investment Alternatives. The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year. The Company is presently waiving this charge. Transfers to or from more than one Investment Alternative on the same day are treated as one transfer. Transfers among Investment Alternatives before the Payout Start Date may be made at any time. See "Withdrawals or Transfers," page 10, for the requirements on transfers from the Fixed Account.

  After the Payout Start Date, transfers among Sub-accounts of the Variable Account or from a variable amount income payment to a fixed amount income payment may be made only once every six months and may not be made during the first six months following the Payout Start Date. After the Payout Start Date, transfers from a fixed amount income payment are not allowed.

  Telephone transfer requests will be accepted by the Company if received at 1(800) 692-4682 by 4:00 p.m., Eastern Time. Telephone transfer requests received at any other telephone number or after 4:00 p.m., Eastern Time will not be accepted by the Company. Telephone transfer requests received before 4:00 p.m., Eastern Time are effected at the next computed value. The Company utilizes procedures which the Company believes will provide reasonable assurance that telephone authorized transfers are genuine. Such procedures include taping of telephone conversations with persons purporting to authorize such transfers and requesting identifying information from such persons. Accordingly, the Company disclaims any liability for losses resulting from such transfers by reason of their allegedly not having been properly authorized. However, if the Company does not take reasonable steps to help ensure that such authorizations are valid, the Company may be liable for such losses.

  The minimum amount that may be transferred into a Sub-account of the Fixed Account is $500. Any transfer from a Sub-account of the Fixed Account at a time other than during the 30 day period after a Guarantee Period expires will be subject to a Market Value Adjustment. If any transfer reduces the value of a Sub-account of the Fixed Account to less than $500, the Company will treat the request as a transfer of the entire Sub-account value.

  The Company reserves the right to waive transfer restrictions.

DOLLAR COST AVERAGING

  Transfers may be made automatically through Dollar Cost Averaging prior to the Payout Start Date. Dollar Cost Averaging permits the Owner to transfer a specified amount every month from the one year Guarantee Period Sub-account of the Fixed Account or any Sub-account of the Variable Account, to any Sub-account of the Variable Account. Transfers made through Dollar Cost Averaging must be $50 or more. Dollar Cost Averaging cannot be used to transfer amounts to the Fixed Account. Transfers made through Dollar Cost Averaging are not subject to a Market Value Adjustment. In addition, such transfers are not assessed a $10 charge and are not included in the twelve free transfers per Contract Year.

  The theory of Dollar Cost Averaging is that, if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in the Dollar Cost Averaging program does not assure you of a greater profit from your purchases under the program; nor will it prevent or alleviate losses in a declining market.

AUTOMATIC FUND REBALANCING

  Transfers may be made automatically through Automatic Fund Rebalancing prior to the Payout Start Date. By electing Automatic Fund Rebalancing, all of the money allocated to Sub-accounts of the Variable Account will be rebalanced to the desired allocation on a quarterly basis, determined from the first date that you decide to rebalance. Each quarter, money will be transferred among Sub-accounts of the Variable Account to achieve the desired allocation.

  The desired allocation will be the allocation initially selected, unless subsequently changed. You may change the allocation at any time by giving us written notice. The new allocation will be effective with the first rebalancing that occurs after we receive the written request. We are not responsible for rebalancing that occurs prior to receipt of the written request.

  Transfers made through Automatic Fund Rebalancing are not assessed a $10 charge and are not included in the twelve free transfers per Contract Year.

  Any money allocated to the Fixed Account will not be included in the rebalancing.

                          BENEFITS UNDER THE CONTRACT

WITHDRAWALS

  You may withdraw all or part of the Contract Value at any time prior to the earlier of the death of the Owner (or the Annuitant if the Owner is not a natural person) or the Payout Start Date. The amount available for withdrawal is the Contract Value next computed after the Company receives the request for a withdrawal at its home office, adjusted by any applicable Market Value Adjustment, less any withdrawal charges, contract maintenance charges and any premium taxes. Withdrawals from the Variable Account will be paid within seven days of receipt of the request, subject to postponement in certain circumstances. See "Delay of Payments," page 17.

  Money can be withdrawn from the Variable Account or the Fixed Account. To complete the partial withdrawal from the Variable Account, the Company will redeem Accumulation Units in an amount equal to the withdrawal and any applicable withdrawal charge and premium taxes. The Owner must name the Investment Alternative from which the withdrawal is to be made. If none is named, then the withdrawal request is incomplete and cannot be honored.

  The minimum partial withdrawal is $50. If any withdrawal reduces the value of any Sub-account of the Fixed Account to less than $500, we will treat the request as a withdrawal of the entire Sub-account value. If the Contract Value after a partial withdrawal would be less than $1,000, then the Company will treat the request as one for termination of the Contract and the entire Contract Value, adjusted by any Market Value Adjustment, less any charges and premium taxes, will be paid out.

  Partial withdrawals may also be taken automatically through Systematic Withdrawals on a monthly, quarterly, semi-annual or annual basis. Systematic Withdrawals of $50 or more may be requested at any time prior to the Payout Start Date. At the Company's discretion, Systematic Withdrawals may not be offered in conjunction with Dollar Cost Averaging or Automatic Fund Rebalancing.

  Partial and full withdrawals may be subject to income tax and a 10% tax penalty. This tax and penalty are explained in "Federal Tax Matters," on page 17.

  After the Payout Start Date, withdrawals are only permitted when payments from the Variable Account are being made that do not involve life contingencies. In that case, you may terminate the Variable Account portion of the income payments at any time and receive a lump sum equal to the commuted balance of the remaining variable payments due, less any applicable withdrawal charge.

                                INCOME PAYMENTS

PAYOUT START DATE FOR INCOME PAYMENTS

  The Payout Start Date is the day that income payments will start under the Contract. You may change the Payout Start Date at any time by notifying the Company in writing of the change at least 30 days before the scheduled Payout Start Date. The Payout Start Date must be (a) at least one month after the issue date; and (b) no later than the day the Annuitant reaches age 90.

VARIABLE ACCOUNT INCOME PAYMENTS

  The amount of Variable Account income payments depends upon the investment experience of the Sub-accounts selected by the Owner and any premium taxes, the age and sex of the Annuitant, and the Income Plan chosen. The Company guarantees that the amount of the income payment will not be affected by (1) actual mortality experience and (2) the amount of the Company's administration expenses.

  The Contracts offered by this prospectus contain income payment tables that provide for different benefit payments to men and women of the same age. Nevertheless, in accordance with the U.S. Supreme Court's decision in ARIZONA GOVERNING COMMITTEE V. NORRIS, in certain employment-related situations, annuity tables that do not vary on the basis of sex will be used.

  The total income payments received may be more or less than the total purchase payments made because (a) Variable Account income payments vary with the investment results of the underlying Funds, and (b) Annuitants may not live as long as, or may live longer than, expected.

  The Income Plan option selected will affect the dollar amount of each income payment. For example, if an Income Plan for a Life Income is chosen, the income payments will be greater than income payments under an Income Plan for a Life Income with Guaranteed Payments.

  If the actual net investment experience of the Variable Account is less than the assumed investment rate, then the dollar amount of the income payments will decrease. The dollar amount of the income payments will stay level if the net investment experience equals the assumed investment rate and the dollar amount of the income payments will increase if the net investment experience exceeds the assumed investment rate. For purposes of the Variable Account income payments, the assumed investment rate is 3 percent. For more detailed information as to how Variable Account income payments are determined see the Statement of Additional Information.

FIXED AMOUNT INCOME PAYMENTS

  Income payment amounts derived from any monies allocated to Sub-accounts of the Fixed Account during the accumulation phase are fixed for the duration of the Income Plan. The fixed amount income payment amount is calculated by applying the portion of the Contract Value in the Fixed Account on the Payout Start Date, adjusted by any Market Value Adjustment and less any applicable premium tax, to the greater of the appropriate value from the income payment table selected or such other value as we are offering at that time.

INCOME PLANS

  The Income Plans include:

  INCOME PLAN 1--LIFE INCOME WITH GUARANTEED PAYMENTS

  The Company will make payments for as long as the Annuitant lives. If the Annuitant dies before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

  INCOME PLAN 2--JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED PAYMENTS

  The Company will make payments for as long as either the Annuitant or Joint Annuitant, named at the time of Income Plan selection, is living. If both the Annuitant and the Joint Annuitant die before the selected number of guaranteed payments have been made, the Company will continue to pay the remainder of the guaranteed payments.

  INCOME PLAN 3--GUARANTEED NUMBER OF PAYMENTS

  The Company will make payments for a specified number of months beginning on the Payout Start Date. These payments do not depend on the Annuitant's life. The number of months guaranteed may be from 60 to 360. The mortality and expense risk charge will be deducted from Variable Account assets supporting these payments even though the Company does not bear any mortality risk.

  The Owner may change the Income Plan until 30 days before the Payout Start Date. If an Income Plan is chosen which depends on the Annuitant or Joint Annuitant's life, proof of age will be required before income payments begin. Applicable premium taxes will be assessed.

  In the event that an Income Plan is not selected, the Company will make income payments in accordance with Income Plan 1 with Guaranteed Payments for 120 Months. At the Company's discretion, other Income Plans may be available upon request. The Company currently uses sex-distinct annuity tables. However, if legislation is passed by Congress or the State of New York, the Company reserves the right to use income payment tables which do not distinguish on the basis of sex. Special rules and limitations may apply to certain qualified contracts.

  If the Contract Value to be applied to an Income Plan is less than $2,000, or if the monthly payments determined under the Income Plan are less than $20, the Company may pay the Contract Value adjusted by any Market Value Adjustment and less any applicable taxes, in a lump sum or change the payment frequency to an interval which results in income payments of at least $20.

                                DEATH BENEFITS

DISTRIBUTION UPON DEATH PAYMENT PROVISIONS

  A distribution upon death may be paid to the Owner determined immediately after the death if, prior to the Payout Start Date:

  . any Owner dies; or

  . the Annuitant dies and the Owner is not a natural person.

  If the Owner eligible to receive a distribution upon death is not a natural person, then the Owner may elect to receive the distribution upon death in one or more distributions. Otherwise, if the Owner is a natural person, the Owner may elect to receive a distribution upon death in one or more distributions or periodic payments through an Income Plan.

  A death benefit will be paid: 1) if the Owner elects to receive the death benefit in a single payment distributed within 180 days of the date of death; and 2) if the death benefit is paid as of the day the value of the death benefit is determined. Otherwise, the settlement value will be paid. The settlement value is the same amount that would be paid in the event of withdrawal of the Contract Value. The Company will calculate the settlement value at the end of the Valuation Period coinciding with the requested distribution date for payment or on the mandatory distribution date of 5 years after the date of death. In any event, the entire distribution upon death must be distributed within five years after the date of death unless an Income Plan is selected or a surviving spouse continues the Contract in accordance with the following sections:

  Payments from the Income Plan must begin within one year of the date of death and must be payable throughout:

  . the life of the Owner; or

  . a period not to exceed the life expectancy of the Owner; or

  . the life of the Owner with payments guaranteed for a period not to exceed the life expectancy of the Owner.

  If the surviving spouse of the deceased Owner is the new Owner, then the spouse may elect one of the options listed above or may continue the Contract in the accumulation phase as if the death had not occurred. The Company will only permit the Contract to be continued once. If the Contract is continued in the accumulation phase, the surviving spouse may make a single withdrawal of any amount within one year of the date of death without incurring a withdrawal charge. However, any applicable Market Value Adjustment, determined as of the date of the withdrawal, will apply.

DEATH BENEFIT AMOUNT

  Prior to the Payout Start Date, the death benefit is equal to the greatest of:

  (a) the Contract Value on the date the Company determines the death benefit; or

  (b) the amount that would have been payable in the event of a full withdrawal of the Contract Value on the date the Company determines the death benefit; or

  (c) the Contract Value on the Death Benefit Anniversary immediately preceding the date we determine the death benefit adjusted by any purchase payments, withdrawals and charges made between such Death Benefit Anniversary and the date we determine the death benefit; or

  (d) the greatest of the anniversary values as of the date we determine the death benefit. The anniversary value is equal to the Contract Value on a Contract Anniversary, increased by purchase payments made since that anniversary and reduced by the amount of any partial withdrawals since that anniversary. Anniversary values will be calculated for each Contract Anniversary prior to the earlier of: (i) the date we determine the death benefit, or (ii) the deceased's attained age 75 or 5 years after the date the Contract was established, if later.

  The value of the death benefit will be determined at the end of the Valuation Period during which the Company receives a complete request for payment of the death benefit, which includes due proof of death.

  The Company will not settle any death claim until it receives due proof of death.

                         CHARGES AND OTHER DEDUCTIONS

DEDUCTIONS FROM PURCHASE PAYMENTS

  No deductions are made from purchase payments. Therefore, the full amount of every purchase payment is invested in the Investment Alternative(s).

WITHDRAWAL CHARGE (CONTINGENT DEFERRED SALES CHARGE)

  You may withdraw the Contract Value at any time before the earliest of the Payout Start Date, the death of any Owner or, if the Owner is not a natural person, the death of the Annuitant.

  There are no withdrawal charges on amounts withdrawn up to 10% of the amount of purchase payments. Amounts withdrawn in excess of this may be subject to a withdrawal charge. Amounts not subject to a withdrawal charge and not withdrawn in a Contract Year are not carried over to later Contract Years. Withdrawal charges, if applicable, will be deducted from the amount paid.

  For purposes of calculating the amount of the withdrawal charge, withdrawals are assumed to come from purchase payments first, beginning with the oldest payment. Withdrawals made after all purchase payments have been withdrawn, will not be subject to a withdrawal charge. For partial withdrawals, the Contract Value will be adjusted to reflect the amount of payment received by the Owner, any withdrawal charge, any applicable taxes and any Market Value Adjustment.

  Withdrawals in excess of the preferred withdrawal amount will be subject to a withdrawal charge as set forth below:

                                                                  APPLICABLE
      YEAR APPLICABLE SINCE                                       WITHDRAWAL
      PREMIUM PAYMENT ACCEPTED                                 CHARGE PERCENTAGE
      ------------------------                                 -----------------
        1st Year..............................................          7%
        2nd Year..............................................          6%
        3rd Year..............................................          5%
        4th Year..............................................          4%
        5th Year..............................................          3%
        6th Year..............................................          2%
        7th Year..............................................          1%
        Thereafter............................................          0%

  Withdrawal charges will be used to pay sales commissions and other promotional or distribution expenses associated with the marketing of the Contracts. The Company does not anticipate that the withdrawal charges will cover all distribution expenses in connection with the Contract.

  In addition, federal and state income tax may be withheld from withdrawal amounts. Certain terminations may also be subject to a federal tax penalty. See "Federal Tax Matters," page 17.

  The Company reserves the right to waive the withdrawal charge with respect to Contracts issued to employees and registered representatives of any broker-dealer that has entered into a sales agreement with Allstate Life Financial Services, Inc. ("ALFS") to sell the Contracts and all wholesalers and their employees that are under agreement with ALFS to wholesale the Contract. The withdrawal charge will also be waived on withdrawals taken to satisfy IRS required minimum distribution rules for this Contract.

CONTRACT MAINTENANCE CHARGE

  A contract maintenance charge is deducted annually from the Contract Value to reimburse the Company for its actual costs in maintaining each Contract and the Variable Account. The Company guarantees that the amount of this charge will not exceed $35 per Contract Year over the life of the Contract. This charge will be waived if the total purchase payments are $50,000 or more on a Contract Anniversary or if all money is allocated to the Fixed Account on the Contract Anniversary.

  Maintenance costs include but are not limited to expenses incurred in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit and Annuity Unit values; and issuing reports to Owners and regulatory agencies. The Company does not expect to realize a profit from this charge.

  On each Contract Anniversary prior to the payout start date, the contract maintenance charge will be deducted from Sub-accounts of the Variable Account in the same proportion that the Owner's value in each bears to the total value in all Sub-accounts of the Variable Account. After the Payout Start Date, a pro rata share of the annual contract maintenance charge will be deducted from each income payment. For example, 1/12 of the $35, or $2.92, will be deducted if there are twelve income payments during the Contract Year. A full contract maintenance charge will be deducted if the Contract is terminated on any date other than a Contract Anniversary.

ADMINISTRATIVE EXPENSE CHARGE

  The Company will deduct an administrative expense charge which is equal, on an annual basis, to .10% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. This charge is designed to cover actual administrative expenses which exceed the revenues from the contract maintenance charge. The Company does not intend to profit from this charge. The Company believes that the administrative expense charge and contract maintenance charge have been set at a level that will recover no more than the actual costs associated with administering the Contracts. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributable to that Contract.

MORTALITY AND EXPENSE RISK CHARGE

  The Company will deduct a mortality and expense risk charge which is equal, on an annual basis, to 1.35% of the daily net assets you have allocated to the Sub-accounts of the Variable Account. The Company estimates that .95% is attributable to the assumption of mortality risks and .40% is attributable to the assumption of expense risks. The Company guarantees that the amount of this charge will not increase over the life of the Contract.

  The mortality risk arises from the Company's guarantee to cover all death benefits and to make income payments in accordance with the Income Plan selected and the Income Payment Tables.

  The expense risk arises from the possibility that the contract maintenance and administrative expense charge, both of which are guaranteed not to increase, will be insufficient to cover actual administrative expenses.

  If the mortality and expense risk charge is insufficient to cover the Company's mortality costs and excess expenses, the Company will bear the loss. If the charge is more than sufficient, the Company will retain the balance as profit. The Company currently expects a profit from this charge. Any such profit, as well as any other profit realized by the Company and held in its general account (which supports insurance and annuity obligations), would be available for any proper corporate purpose, including, but not limited to, payment of distribution expenses.

TAXES

  The Company will deduct applicable state premium taxes or other similar policyholder taxes relative to the Contract (collectively referred to as "premium taxes") either at the Payout Start Date, or when a total withdrawal occurs. The Company reserves the right to deduct premium taxes from the purchase payments. Currently, no deductions are made because New York does not charge premium taxes on annuities.

  At the Payout Start Date, the charge for applicable premium taxes will be deducted from each Investment Alternative in the proportion that the Owner's value in the Investment Alternative bears to the total Contract Value.

TRANSFER CHARGES

  The Company reserves the right to assess a $10 charge on each transfer in excess of twelve per Contract Year, excluding transfers through Dollar Cost Averaging and Automatic Fund Rebalancing. The Company is presently waiving this charge.

FUND EXPENSES

  A complete description of the expenses and deductions from the Funds is found in the prospectus for the Fund Series. This prospectus is accompanied by the prospectus for the Fund Series.

                                GENERAL MATTERS

OWNER

  The Owner has the sole right to exercise all rights and privileges under the Contract, except as otherwise provided in the Contract. The Contract cannot be jointly owned by both a non-natural person and a natural person.

BENEFICIARY

  Subject to the terms of any irrevocable Beneficiary designation, the Owner may change the Beneficiary at any time by notifying the Company in writing. Any change will be effective at the time it is signed by the Owner, whether or not the Annuitant is living when the change is received by the Company. The Company will not, however, be liable as to any payment or settlement made prior to receiving the written notice.

  Unless otherwise provided in the Beneficiary designation, if a Beneficiary predeceases the Owner and there are no other surviving beneficiaries, the new Beneficiary will be: the Owner's spouse if living; otherwise, the Owner's children, equally, if living; otherwise, the Owner's estate. Multiple Beneficiaries may be named. Unless otherwise provided in the Beneficiary designation, if more than one Beneficiary survives the Owner, the surviving Beneficiaries will share equally in any amounts due.

ASSIGNMENTS

  The Company will not honor an assignment of an interest in a Contract as collateral or security for a loan. Otherwise, the Owner may assign benefits under the Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due.

  No assignment will bind the Company unless it is signed by the Owner and filed with the Company. The Company is not responsible for the validity of an assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments.

DELAY OF PAYMENTS

  Payment of any amounts due from the Variable Account under the Contract will occur within seven days, unless:

  1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted;

  2. An emergency exists as defined by the Securities and Exchange
     Commission; or

  3. The Securities and Exchange Commission permits delay for the protection of the Owners.

  Payments or transfers from the Fixed Account may be delayed for up to 6 months.

MODIFICATION

  The Company may not modify the Contract without the consent of the Owner except to make the Contract meet the requirements of the Investment Company Act of 1940, or to make the Contract comply with any changes in the Internal Revenue Code or to make any changes required by the Code or by any other applicable law.

CUSTOMER INQUIRIES

  The Owner or any persons interested in the Contract may make inquiries regarding the Contract by calling or writing your representative or the Company at:

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                             POST OFFICE BOX 9075
                       FARMINGVILLE, NEW YORK 11738-9075
                                1-(800)692-4682

                              FEDERAL TAX MATTERS

INTRODUCTION

  THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ANNUITIES IN GENERAL

TAX DEFERRAL

  Generally, an annuity contract owner is not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where (1) the owner is a natural person, (2) the investments of the Variable Account are "adequately diversified" in accordance with Treasury Department Regulations, and (3) the issuing insurance company, instead of the annuity owner, is considered the owner for federal income tax purposes of any separate account assets funding the contract.

NON-NATURAL OWNERS

  As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes and the income on such contracts is taxed as ordinary income received or accrued by the owner during the taxable year. There are several exceptions to the general rule for contracts owned by non-natural persons which are discussed in the Statement of Additional Information.

DIVERSIFICATION REQUIREMENTS

  For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" in accordance with the standards provided in the Treasury regulations. If the investments in the Variable Account are not adequately diversified, then the Contract will not be treated as an annuity contract for federal income tax purposes and the Owner will be taxed on the excess of the Contract Value over the investment in the Contract. Although the Company does not have control over the Funds or their investments, the Company expects the Funds to meet the diversification requirements.

OWNERSHIP TREATMENT

  In connection with the issuance of the regulations on the adequate diversification standards, the Department of the Treasury announced that the regulations do not provide guidance concerning the extent to which contract owners may direct their investments among Sub-accounts of a variable account. The Internal Revenue Service has previously stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the owner possesses incidents of ownership in those assets such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, Treasury announced that guidance would be issued in the future regarding the extent that owners could direct their investments among Sub-accounts without being treated as owners of the underlying assets of the Variable Account. As of the date of this prospectus, no such guidance has been issued.

  The ownership rights under this contract are similar to, but different in certain respects from, those described by the Service in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of this contract has the choice of more investment options to which to allocate premiums and contract values, and may be able to transfer among investment options more frequently than in such rulings. These differences could result in the contract owner being treated as the owner of the assets of the Variable Account. In those circumstances, income and gains from the Variable Account assets would be includible in the Contract Owners' gross income. In addition, the Company does not know what standards will be set forth in the regulations or rulings which the Treasury Department has stated it expects to issue. It is possible that Treasury's position, when announced, may adversely affect the tax treatment of existing contracts. The Company, therefore, reserves the right to modify the Contract as necessary to attempt to prevent the Owner from being considered the federal tax owner of the assets of the Variable Account. However, the Company makes no guarantee that such modification to the contract will be successful.

DELAYED MATURITY DATES

  If the contract's scheduled maturity date is at a time when the annuitant has reached an advanced age, e.g., past age 85, it is possible that the contract would not be treated as an annuity. In that event, the income and gains under the contract could be currently includible in the owner's income.

TAXATION OF PARTIAL AND FULL WITHDRAWALS

  In the case of a partial withdrawal under a non-qualified contract, amounts received are taxable to the extent the contract value before the withdrawal exceeds the investment in the contract. The investment in the contract is the gross premium or other consideration paid for the contract reduced by any amounts previously received from the contract to the extent such amounts were properly excluded from the owner's gross income. In the case of a partial withdrawal under a qualified contract, the portion of the payment that bears the same ratio to the total payment that the investment in the contract (i.e., nondeductible IRA contributions, after tax contributions to qualified plans) bears to the contract value, can be excluded from income. In the case of a full withdrawal under a non-qualified contract or a qualified contract, the amount received will be taxable only to the extent it exceeds the investment in the contract. If an individual transfers an annuity contract without full and adequate consideration to a person other than the individual's spouse (or to a former spouse incident to a divorce), the owner will be taxed on the difference between the contract value and the investment in the contract at the time of transfer. Other than in the case of certain qualified contracts, any amount received as a loan under a contract, and any assignment or pledge (or agreement to assign or pledge) of the contract value is treated as a withdrawal of such amount or portion. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. As described elsewhere in the prospectus, the Company imposes certain charges with respect to the death benefit. It is possible that some portion of those charges could be treated for federal tax purposes as a partial withdrawal from the contract.

TAXATION OF ANNUITY PAYMENTS

  Generally, the rule for income taxation of payments received from an annuity contract provides for the return of the owner's investment in the contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. In the case of variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the contract by the total number of expected payments. In the case of fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the contract. Once the total amount of the investment in the contract is excluded using these ratios, the annuity payments will be fully taxable. If annuity payments cease because of the death of the annuitant before the total amount of the investment in the contract is recovered, the unrecovered amount generally will be allowed as a deduction to the Owner for the last taxable year.

TAXATION OF ANNUITY DEATH BENEFITS

  Amounts may be distributed from an annuity contract because of the death of an owner or annuitant. Generally, such amounts are includible in income as follows: (1) if distributed in a lump sum, the amounts are taxed in the same manner as a full withdrawal or (2) if distributed under an annuity option, the amounts are taxed in the same manner as an annuity payment.

PENALTY TAX ON PREMATURE DISTRIBUTIONS

  There is a 10% penalty tax on the taxable amount of any premature distribution from a non-qualified annuity contract. The penalty tax generally applies to any distribution made prior to the owner attaining age 59 1/2. However, there should be no penalty tax on distributions to owners (1) made on or after the owner attains age 59 1/2; (2) made as a result of the owner's death or disability; (3) made in substantially equal periodic payments over life or life expectancy; (4) made under an immediate annuity; or (5) attributable to an investment in the contract before August 14, 1982. Similar rules apply for distributions under certain qualified contracts. A competent tax advisor should be consulted to determine if any other exceptions to the penalty apply to your specific circumstances.

AGGREGATION OF ANNUITY CONTRACTS

  All non-qualified deferred annuity contracts issued by the Company (or its affiliates) to the same owner during any calendar year will be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

TAX QUALIFIED CONTRACTS

  Annuity contracts may be used as investments with certain tax qualified plans such as: (1) Individual Retirement Annuities under Section 408(b) of the Code; (2) Simplified Employee Pension Plans under Section 408(k) of the Code;
(3) Tax Sheltered Annuities under Section 403(b) of the Code; (4) Corporate and Self Employed Pension and Profit Sharing Plans; and (5) State and Local Government and Tax-Exempt Organization Deferred Compensation Plans. In the case of certain tax qualified plans, the terms of the plans may govern the right to benefits, regardless of the terms of the contract.

RESTRICTIONS UNDER SECTION 403(B) PLANS

  Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any annuity contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on account of hardship (earnings on salary reduction contributions may not be distributed on the account of hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another
Section 403(b) plans.

INCOME TAX WITHHOLDING

  The Company is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless an individual elects to make a "direct rollover" of such amounts to another qualified plan or Individual Retirement Account or Annuity (IRA). Eligible rollover distributions generally include all distributions from qualified contracts, excluding IRAs, with the exception of (1) required minimum distributions, or (2) a series of substantially equal periodic payments made over a period of at least 10 years, or the life (joint lives) of the participant (and beneficiary). For any distributions from non-qualified annuity contracts, or distributions from qualified contracts which are not considered eligible rollover distributions, the Company may be required to withhold federal and state income taxes unless the recipient elects not to have taxes withheld and properly notifies the Company of such election.

                         DISTRIBUTION OF THE CONTRACTS

  Allstate Life Financial Services, Inc. ("ALFS"), 3100 Sanders Road, Northbrook Illinois, an indirect wholly owned subsidiary of Allstate Insurance Company, acts as the principal underwriter of the Contracts. ALFS is registered as a broker-dealer under the Securities Exchange Act of 1934 and became a member of the National Association of Securities Dealers, Inc. on June 30, 1993. Contracts are sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. Contracts may be sold by representatives or employees of banks which may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

  Commissions paid may vary, but in aggregate are not anticipated to exceed 6.75% of any purchase payment. In addition, under certain circumstances, certain sellers of the Contracts may be paid persistency bonuses which will take into account, among other things, the length of time purchase payments have been held under a Contract, and the amount of purchase payments. A persistency bonus is not expected to exceed .25%, on an annual basis, of the purchase payments considered in connection with the bonus. These commissions are intended to cover distribution expenses. In addition, sale of the Contract may count toward incentive program awards for the registered representative. All Commissions are paid by the Company and not by the separate account.

  The underwriting agreement with ALFS provides for indemnification of ALFS by the Company for liability to Owners arising out of services rendered or Contracts issued.

                                 VOTING RIGHTS

  The Owner or anyone with a voting interest in the Sub-account of the Variable Account may instruct the Company on how to vote at shareholder meetings of the Fund Series. The Company will solicit and cast each vote according to the procedures set up by the Fund Series and to the extent required by law. The Company reserves the right to vote the eligible shares in its own right, if subsequently permitted by the Investment Company Act of 1940, its regulations or interpretations thereof.

  Fund shares as to which no timely instructions are received will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Sub-account. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast.

  Before the Payout Start Date, the Owner holds the voting interest in the Sub-account of the Variable Account (The number of votes for the Owner will be determined by dividing the Contract Value attributable to a Sub-account by the net asset value per share of the applicable eligible Fund.)

  After the Payout Start Date, the person receiving income payments has the voting interest. After the Payout Start Date, the votes decrease as income payments are made and as the reserves for the Contract decrease. That person's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-account by the net asset value per share of the corresponding eligible Fund.

                            SELECTED FINANCIAL DATA

  The following selected financial data for the Company should be read in conjunction with the financial statements and notes thereto included in this prospectus beginning on page F-1.

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                            SELECTED FINANCIAL DATA
                               ($ IN THOUSANDS)

YEAR-END FINANCIAL DATA       1995       1994       1993       1992      1991
-----------------------    ---------- ---------- ---------- ---------- --------
For The Years Ended
 December 31:
 Revenues................. $  250,854 $  186,249 $  227,445 $  203,890 $186,955
 Income from Continuing
  Operations..............     19,522     18,221     13,163     12,225   15,996
 Net Income...............     19,522     18,221     13,163     12,225   15,996
As of December 31:
  Total Assets............  1,842,969  1,449,993  1,410,895  1,162,763  943,871

  In 1992, the Company adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 106, "Employers' Accounting for Postretirement Benefits Other than Pensions," which resulted in a charge against 1992 earnings of $623 on an after tax basis. Effective December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which requires that investments classified as available for sale be carried at fair value. The net effect of adoption of this statement increased shareholder's equity at December 31, 1993 by $25,391 and did not have a material impact on net income. (See note 3 to the Financial Statements.)

QUARTERLY FINANCIAL DATA                                     1996       1995
------------------------                                  ---------- ----------
For The Quarters Ended June 30:
 Revenues................................................ $   56,667 $   59,766
 Net Income..............................................      5,313      4,434
As of June 30:
  Total Assets...........................................  1,793,492  1,577,384

                     MANAGEMENT'S DISCUSSION AND ANALYSIS
               OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

GENERAL

  The following highlights significant factors influencing results of operations and financial position.

  Allstate Life Insurance Company of New York ("the Company"), which is wholly owned by a wholly-owned subsidiary ("Parent") of Allstate Insurance Company ("Allstate"), markets life insurance and group and individual annuities in the state of New York, with products consisting predominately of structured settlement annuities sold through independent brokers. The Company also utilizes Allstate agencies and direct marketing to distribute its traditional and universal life and accident and disability insurance products. Additionally, flexible premium deferred variable annuity contracts and certain single and flexible premium annuities are marketed to individuals through the account executives of Dean Witter Reynolds Inc.

RESULTS OF OPERATIONS

                                                  1995        1994       1993
                                               ----------  ---------- ----------
                                                       ($ IN THOUSANDS)
Statutory premiums and deposits..............  $  216,361  $  153,000 $  226,993
                                               ==========  ========== ==========
Invested assets (1)..........................   1,335,854   1,184,024  1,148,709
Separate Account assets (2)..................     220,141     175,918    145,866
                                               ----------  ---------- ----------
Invested assets, including Separate Account
 assets......................................   1,555,995   1,359,942  1,294,575
                                               ==========  ========== ==========
Premium income and contract charges..........     148,316      88,560    126,913
Net investment income........................     104,384      96,911     95,956
Policy benefits..............................     198,055     137,434    175,676
Operating expenses...........................      23,366      20,205     31,894
Early retirement program.....................                   1,210
                                               ----------  ---------- ----------
Income from operations.......................      31,279      26,622     15,299
Income tax on operations.....................      10,557       8,907      5,110
                                               ----------  ---------- ----------
Net operating income.........................      20,722      17,715     10,189
Realized capital gains and losses, after tax.      (1,200)        506      2,974
                                               ----------  ---------- ----------
Net income...................................  $   19,522  $   18,221 $   13,163
                                               ==========  ========== ==========

-------
(1) Fixed income securities included in invested assets are carried at amortized cost in the table above and at fair value in the statements of financial position.
(2) Separate Accounts are included at fair value.

STATUTORY PREMIUMS AND DEPOSITS

  Statutory premiums, which include premiums and deposits for all products, increased $63.4 million or 41.4% in 1995 from 1994. The increase is primarily due to growth in sales of individual annuities, which comprised 77.3% of statutory premiums and deposits in 1995. Increased sales of structured settlement annuities in 1995 were partially offset by a decrease in the sales of variable annuities. In 1994, statutory premiums decreased 32.6% from 1993 levels. The decrease was due primarily to lower sales of structured settlement annuities.

PREMIUM INCOME, CONTRACT CHARGES AND PROVISION FOR POLICY BENEFITS

  Premium income and contract charges under generally accepted accounting principles ("GAAP") increased 67.5% in 1995 and decreased 30.2% in 1994. Under GAAP, revenues exclude deposits on most annuities and premiums on universal life insurance policies. The changes in premium and contract charges in 1995 and 1994 reflect fluctuations primarily in the level of sales of structured settlement annuities sold with life contingencies. Policy benefits increased $60.6 million, or 44.1% during 1995, and decreased $38.2 million or 21.8% in 1994. These changes also reflect fluctuations primarily in the level of sales of structured settlement annuities with life contingencies.

NET INVESTMENT INCOME

  Pre-tax net investment income increased 7.7% in 1995 and was essentially unchanged in 1994. The increase in 1995 was related to the 12.8% or $151.8 million increase in invested assets resulting primarily from growth in new business, partially offset by surrenders and other benefits paid.

OPERATING EXPENSES

  Operating expenses increased by $2.0 million, or 9.1%, resulting from an increase in amortization of deferred acquisition costs, partially offset by the costs of an early retirement program recorded in 1994. The decrease of $10.5 million, or 32.9%, in 1994 operating expense is attributable to a decrease in amortization of deferred acquisition costs, which were higher in 1993 as a result of annuity contract surrenders.

  In 1994, an after tax charge of $0.8 million related to the cost of an early retirement program offered to certain home office employees was recorded. The program provides one year of salary continuation and related benefits during the salary continuation period, and an enhanced retirement benefit.

NET OPERATING INCOME

  Net operating income increased 17.0% in 1995 from 1994, which in turn increased 73.9% from 1993. The increase in net operating income in 1995 was primarily due to higher margins and growth in revenues. The increase in 1994 over 1993 was primarily due to a decrease in operating expenses.

REALIZED CAPITAL GAINS AND LOSSES

  Net realized capital losses were reported in 1995 as compared to net realized capital gains in 1994. Capital losses in 1995 were realized primarily from writedowns of mortgage loans, partially offset by gains on sales of fixed income securities. Realized capital gains in 1994 decreased from gains realized in 1993. While the Company experienced lower asset writedowns in 1994, realized capital gains from sales of securities and bond calls were also significantly lower than the prior year. Realized capital gains in 1993 included the effect of sales related to repositioning a portion of the investment portfolio to improve the matching of assets with related liabilities.

FINANCIAL POSITION

INVESTMENTS

  The Company follows an investment strategy that combines the goals of safety, stability, liquidity, growth and total return. It seeks to balance preservation of principal with after-tax yield while maintaining portfolio diversification. The composition of the portfolio is the result of various interrelated investment considerations including protection of principal, appreciation potential, tax consequences, and yield, as well as asset/liability management issues such as cash flow and duration matching. To achieve an economic balance between assets and liabilities, the investment portfolios are segmented by type of insurance product.

  The composition of the investment portfolio at December 31, 1995 is presented in the table below (see Notes 2 and 6 to the financial statements for investment accounting policies and additional information).

                                                                        PERCENT
                                                       ($ IN THOUSANDS) TO TOTAL
                                                       ---------------- --------
Fixed income securities
 Privately placed corporate bonds.....................    $  466,208      30.2%
 U.S. government and agencies.........................       435,555      28.3
 Publicly traded corporate bonds......................       258,829      16.8
 Mortgage-backed securities...........................       225,560      14.6
 State and municipal..................................        38,741       2.5
                                                          ----------     -----
  Total fixed income securities.......................    $1,424,893      92.4
Mortgage loans........................................        86,394       5.6
Policy loans..........................................        22,785       1.5
Short-term and other..................................         7,257        .5
                                                          ----------     -----
  Total...............................................    $1,541,329     100.0%
                                                          ==========     =====

FIXED INCOME SECURITIES

  The Company generally holds its fixed income securities for the long term, but has classified all of these securities at December 31, 1995, as "available for sale" which are carried in the statement of financial position at fair value, to allow maximum flexibility in portfolio management. At December 31, 1995, net unrealized capital gains on the fixed income securities portfolio totaled $205.5 million compared to an unrealized capital loss of $11.5 million as of December 31, 1994. The significant change in the unrealized gain/loss position is primarily attributable to declining interest rates.

  As of December 31, 1995, the fixed income securities portfolio included $466.2 million or 30.2% of the portfolio invested in privately placed corporate obligations, stated at fair value. Compared to public securities, private placements generally afford the advantages of higher yields, improved cash flow predictability through pro-rata sinking funds on many bonds, and a combination of covenant and call protection features designed to better protect the holder against losses resulting from credit deterioration, reinvestment risk, and losses resulting from fluctuations in interest rates. The relative disadvantages of private placements include the fact that the securities are generally less liquid than public securities and that access to information regarding privately placed securities is generally more restricted than for public securities. The Company determines the fair value of privately placed fixed income securities based on discounted cash flows using current interest rates for similar securities.

  At December 31, 1995 the Company had $225.6 million or 14.6% of the portfolio invested in mortgage-backed securities ("MBS"). These securities provide higher-than-average credit quality and liquidity. The Company mitigates credit risk primarily by purchasing securities with underlying collateral that is guaranteed by U.S. government entities.

  MBS are subject to risks associated with repayment of principal, which may result in the securities having a different actual maturity and yield than anticipated at the time of purchase. Securities that have an amortized cost greater than par value, will incur a decrease in yield if mortgages repay faster than expected. Those securities that have an amortized cost lower than par value generate an increase in yield if mortgages repay faster than expected. The degree to which a security is susceptible to changes in yield is influenced by the difference between its amortized cost and par value, the relative sensitivity to repayment of the underlying mortgages backing the securities in a changing interest rate environment, and the repayment priority of the securities in the overall securitization structure. The Company attempts to limit repayment risk by purchasing MBS whose cost does not significantly exceed par value, and with repayment protection to provide a more certain cash flow to the Company. At December 31, 1995, the amortized cost of the MBS portfolio was below par value by $8.1 million.

  The Company closely monitors its fixed income portfolio for declines in value that are other than temporary. Securities are placed on non-accrual status when they are in default or when the receipt of interest payments is in doubt. The total pretax provisions for losses attributable to fixed income securities for 1995, 1994 and 1993 were $2.4, $0.6 and $1.2 million, respectively.

  The Company monitors the quality of its fixed income portfolio, in part, by categorizing certain investments as problem, restructured or potential problem. Problem fixed income securities as securities in default with respect to principal and/or interest and/or securities issued by companies that went into bankruptcy subsequent to acquisition of the security. Restructured fixed income securities have modified terms and conditions that were not at current market rates or terms at the time of the restructuring. Potential problem fixed income securities are current with respect to contractual principal and/or interest, but because of other facts and circumstances, management has serious doubts regarding the borrower's ability to pay future interest and principal, which causes management to believe these securities may be classified as problem or restructured in the future.

  There were no problem and potential problem fixed income investments as of December 31, 1995, compared to $7.0 million of potential problem fixed income securities at December 31, 1994. The $7.0 million of potential problem fixed income securities at December 31, 1994 related to a single security and has been removed from the potential problem category due to its improved status.

FINANCIAL FUTURES CONTRACTS

  As part of its asset/liability management, the Company generally utilizes futures contracts to hedge its interest rate risk related to anticipatory investment purchases as well as to enhance asset/liability management. The Company does not hold or issue these instruments for trading purposes. At December 31, 1995, the Company had $22.9 million in notional amount of futures contracts outstanding, all of which mature within one year.

MORTGAGE LOANS

  The Company's $86.4 million investment in mortgage loans at December 31, 1995 is comprised primarily of loans secured by first mortgages on developed, commercial real estate. Geographical and property type diversification are key considerations used to manage the Company's mortgage loan risk.

  The Company closely monitors its commercial mortgage loan portfolio on a loan-by-loan basis. Loans with an estimated collateral value less than the loan's balance, as well as loans with other characteristics indicative of a higher than normal credit risk, are reviewed by financial and investment management for purposes of establishing valuation allowances and placing loans on non-accrual status. The underlying collateral values are based upon discounted property cash flow projections, which are updated at least annually or as conditions change. The total pretax provisions for loan losses were $2.2, $0.7 and $1.2 million, during 1995, 1994 and 1993, respectively.

  The Company defines problem commercial mortgage loans as loans that are in foreclosure, loans for which a principal or interest payment is over 60 days past due, or are current with respect to interest payments, but considered in substance foreclosed. Restructured commercial loans have modified terms and conditions that were not at prevailing market rates or terms at the time of the restructuring. Potential problem commercial mortgage loans are current with respect to interest payments, or less than 60 days delinquent as to contractual principal and interest payments, but because of other facts and circumstances, management has serious doubts regarding the borrower's ability to pay future interest and principal which causes management to believe these loans may be classified as problem or restructured in the future.

  At December 31, 1995 and December 31, 1994 total problem, restructured and potential problem loans, net of valuation allowances, were $9.6 million and $8.4 million, respectively. The net carrying value of impaired loans (see Note 6 of the financial statements) at December 31, 1995 was $9.6 million. All problem, restructured and potential problem loans were considered to be impaired at December 31, 1995.

SEPARATE ACCOUNTS

  Separate Account balances increased 25.1% from $175.9 million at December 31, 1994 to $220.1 million at December 31, 1995 due to sales of flexible premium deferred variable annuity contracts, transfers from fixed annuities to variable annuities and favorable investment performance of the Separate Accounts, partially offset by surrenders.

RESERVE FOR LIFE INSURANCE POLICY BENEFITS

  The reserve for life insurance policy benefits increased 33.4% to $838.7 million at December 31, 1995, resulting primarily from the sales of structured settlement annuities with life contingencies.

LIQUIDITY AND CAPITAL RESOURCES

  The Company's principal source of funds consists primarily of premiums and annuity deposits and collections of principal and income from the investment portfolio. The Company generates substantial positive cash flows from operating activities. The major use of these funds are policyholder claims and benefits, contract maturities, surrenders and other operating costs.

FINANCIAL RATINGS AND STRENGTH

  Liquidity for life insurance companies is measured by their ability to pay contractual benefits, pay operating expenses and fund investment commitments. Independent insurance industry rating organizations rate life insurance companies based on their overall performance and ability to meet their policyholder obligations over a long period of time. Such ratings are directed toward the protection of policyholders, not investors. Claims-paying ability ratings at December 31, 1995 assigned to the Company include AA+ and A+(g) from Standard & Poor's and A.M. Best, respectively. In addition, Moody's assigned the Company an Aa3 financial stability rating at December 31, 1995.

  The National Association of Insurance Commissioners ("NAIC") has a standard for assessing the solvency of insurance companies, which is referred to as "risk-based capital" ("RBC"). The requirement consists of a formula for determining each insurer's RBC and a model law specifying regulatory actions if an insurer's RBC falls below specified levels. The RBC formula for life insurance companies establishes capital requirements relating to insurance risk, business risk, asset risk and interest rate risk. At December 31, 1995, RBC for the Company was significantly above levels which would require regulatory action.

    MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS
               OF OPERATIONS FOR THE QUARTER ENDED JUNE 30, 1996

GENERAL

  The following highlights significant factors influencing results of operations and changes in financial position of Allstate Life Insurance Company of New York (the "Company"). It should be read in conjunction with the discussion and analysis and financial statements thereto found under Items 7 and 8 of Part II of the Allstate Life Insurance Company of New York Annual Report on Form 10-K.

  The Company, which is wholly owned by a wholly-owned subsidiary ("Parent") of Allstate Insurance Company ("Allstate"), markets life insurance and group and individual annuities in the state of New York, with products consisting predominately of structured settlement annuities sold through independent brokers. The Company also utilizes Allstate agencies and direct marketing to distribute its traditional and universal life and accident and disability insurance products. Certain single and flexible premium annuities are marketed to individuals through the account executives of Dean Witter Reynolds Inc. The Company issues flexible premium deferred variable annuity contracts, also sold through the account executives of Dean Witter Reynolds Inc., the assets and liabilities of which are legally segregated and reflected in the accompanying statements of financial position as the assets and liabilities of the Separate Accounts.

  Separate Account assets and liabilities are carried at fair value in the statements of financial position. Investment income and realized gains and losses of the Separate Account investments accrue directly to the contractholders (net of fees) and, therefore are not included in the Company's statements of operations.

RESULTS OF OPERATIONS

                                      THREE MONTHS             SIX MONTHS
                                     ENDED JUNE 30,          ENDED JUNE 30,
                                  ---------------------  ----------------------
                                     1996       1995        1996       1995
                                  ---------- ----------  ---------- -----------
                                    ($ IN THOUSANDS)        ($ IN THOUSANDS)
Statutory premiums and deposits.  $   44,541 $   47,465  $   89,359 $   118,751
                                  ========== ==========  ========== ===========
Invested assets (1).............  $1,396,589 $1,259,751  $1,396,589 $ 1,259,751
Separate Account assets.........     238,347    195,438     238,347     195,438
                                  ---------- ----------  ---------- -----------
Invested assets, including
 Separate Account assets........  $1,634,936 $1,455,189  $1,634,936 $ 1,455,189
                                  ========== ==========  ========== ===========
Premium income and contract
 charges........................  $   28,417 $   34,829  $   57,221 $    86,445
Net investment income...........      27,830     25,455      55,424      50,682
Policy benefits.................      42,372     46,864      85,389     109,771
Operating expenses..............       5,759      6,276      11,379      12,177
Income from operations..........       8,116      7,144      15,877      15,179
Income tax on operations........       3,076      2,374       5,867       5,098
                                  ---------- ----------  ---------- -----------
Net operating income............       5,040      4,770      10,010      10,081
                                  ---------- ----------  ---------- -----------
Realized capital gains and
 losses, after tax..............         273       (336)        228      (1,386)
                                  ---------- ----------  ---------- -----------
Net income......................  $    5,313 $    4,434  $   10,238 $     8,695
                                  ========== ==========  ========== ===========

-------
(1) Fixed income securities are included in invested assets at amortized cost in the table above and are carried at fair value in the statements of financial position. Separate Accounts are included at fair value in both the table above and the statements of financial position.

STATUTORY PREMIUMS AND DEPOSITS

  Statutory premiums, which include premiums and deposits for all products, decreased $2.9 million, or 6.2% for the second quarter of 1996 from $47.5 million for the same period in 1995. For the first six months of 1996, statutory premiums decreased $29.4 million or 24.8% from $118.8 million for the same period in 1995. The decreases for both periods are due primarily to lower sales of structured settlement annuities, partially offset by increases in sales of variable annuity and life products.

PREMIUM INCOME, CONTRACT CHARGES AND PROVISION FOR POLICY BENEFITS

  Premium income and contract charges under generally accepted accounting principles ("GAAP") decreased 18.4% for the three-month period ended June 30, 1996 and decreased 33.8% for the first six months of 1996 from the same periods in 1995. Under GAAP, revenues exclude deposits on most annuities and premiums on universal life insurance policies. The decrease in premium and contract charges in 1996 is primarily the result of lower sales of structured settlement annuities with life contingencies. Policy benefits decreased $4.5 million, or 9.6% during the second quarter of 1996, and decreased $24.4 million, or 22.2% for the six months ended June 30,

1996, also reflecting the decreased sales of structured settlement annuities with life contingencies, partially offset by higher mortality costs resulting from growth in the life insurance block of business.

NET INVESTMENT INCOME

  Pre-tax net investment income increased 9.3% in the second quarter of 1996 and 9.4% for the six months ended June 30, 1996, compared to the same periods in 1995. The increases were primarily related to the 10.9% or $136.8 million increase in invested assets. The overall portfolio yield declined slightly, as proceeds from calls and maturities as well as new premiums and deposits were invested in securities yielding less than the average portfolio rate.

OPERATING EXPENSES

  Operating expenses decreased by $517 thousand, or 8.2%, in the second quarter of 1996 and $798 thousand, or 6.6%, for the six months ended June 30, 1996, compared to the same periods in 1995. The decrease is primarily attributable to reduced acquisition costs due to lower sales of structured settlement annuities. First quarter 1995 operating expenses reflected a one-time $303 thousand benefit related to a reduced rate of amortization of deferred policy acquisition costs, due to favorable universal life insurance persistency.

NET OPERATING INCOME

  Net operating income increased by 5.7% in the second quarter of 1996, compared to the same period in 1995. The increase for the quarter is primarily attributable to higher mortality margins and reduced operating expenses. Net operating income for the first six months of 1996 remained essentially unchanged as compared to the same period in 1995, since 1995 included the nonrecurring benefit attributable to the amortization of deferred acquisition costs as described above.

REALIZED CAPITAL GAINS AND LOSSES

  Net realized after-tax capital gains were $273 thousand and $228 thousand for the three- and six-month periods ending June 30, 1996, compared to net realized after-tax losses of $336 thousand and $1.4 million for the comparable periods in 1995. The increases in capital gains are primarily attributable to lower commercial mortgage loan losses in 1996.

INVESTMENTS

FIXED INCOME SECURITIES

  The Company monitors the quality of its fixed income portfolio, in part, by categorizing certain investments as problem, restructured or potential problem investments. Problem fixed income securities are securities in default with respect to principal and/or interest and/or securities issued by companies that went into bankruptcy subsequent to acquisition of the security. Restructured fixed income securities have modified terms and conditions that were not at current market rates or terms at the time of the restructuring. Potential problem fixed income securities are current with respect to contractual principal and/or interest, but because of other facts and circumstances, management has serious doubts regarding the borrower's ability to pay future interest and principal, which causes management to believe these securities may be classified as problem or restructured in the future. At June 30, 1996, problem, restructured and potential problem fixed income securities were $3.8 million. There were no problem, restructured, and potential problem fixed income securities at December 31, 1995.

MORTGAGE LOANS

  The Company monitors the quality of its mortgage loans by categorizing certain loans as problem, restructured or potential problem. Problem commercial mortgage loans are loans that are in foreclosure, loans for which a principal or interest payment is over 60 days past due, or are current with respect to interest payments, but considered in-substance foreclosed. Restructured commercial mortgage loans have modified terms and conditions that were not at current market rates or terms at the time of the restructuring. Potential problem commercial mortgage loans are current with respect to interest payments, or less than 60 days delinquent as to contractual principal and/or interest payments, but because of other facts and circumstances, management has serious doubts regarding the borrower's ability to pay future interest and principal which causes management to believe these loans may be classified as problem or restructured in the future. Total problem, restructured and potential problem loans, net of valuation allowances, were $6.5 million and $9.6 million at June 30, 1996 and December 31, 1995, respectively.

  The total pre-tax provision for loan losses was $104 thousand and $2.2 million for the six months ended June 30, 1996 and 1995, respectively. The carrying value of impaired loans was $4.4 million and $9.6 million as of June 30, 1996 and December 31, 1995, respectively.

LIQUIDITY AND CAPITAL RESOURCES

  The Company's principal source of funds consists primarily of premiums and annuity deposits and collections of principal and income from the investment portfolio. The Company generates substantial positive cash flows from operating activities. The major uses of these funds are policyholder claims and benefits, acquisition of investments, contract maturities, surrenders and other operating costs.

                                  COMPETITION

  The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities competing in the sale of insurance and annuities. There are approximately 2,000 stock, mutual and other types of insurers in business in the United States. Several independent rating agencies regularly evaluate life insurer's claims-paying ability, quality of investments and overall stability. A.M. Best Company assigns A+g (Superior) to the Company. A.M. Under Best's rating policy and procedure, the Company is assigned the Best's rating of its parent Company, and is based on the consolidated performance of the parent and its subsidiary. Standard & Poor's Insurance Rating Services assigns AA+ (Excellent) to the Company and Moody's assigns an Aa3 (Excellent) financial stability rating to the Company. These ratings do not relate to the investment performance of the Variable Account.

                                   EMPLOYEES

  As of December 31, 1995, the Company had approximately 80 employees at its home office in Farmingville, New York who work primarily on the Company's matters.

                                  PROPERTIES

  The Company occupies office space in Farmingville, New York which is owned by its parent company.

                         STATE AND FEDERAL REGULATION

  The insurance business of the Company is subject to comprehensive and detailed regulation and supervision in the State of New York. The laws of New York establish a supervisory agency with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with the supervisory agency and its operations and accounts are subject to examination by such agency at regular intervals.

  Under insurance guaranty fund law, for the State of New York, insurers doing business therein can be assessed up to prescribed limits for contract owner losses incurred as a result of company insolvencies. The amount of any future assessments on the Company under these laws cannot be reasonably estimated. These laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's own financial strength.

  In addition, the State of New York regulates affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, intercompany transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies.

  Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, controls on medical care costs, removal of barriers preventing banks from engaging in the securities and insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles, and proposed legislation to prohibit the use of gender in determining insurance and pension rates and benefits.

                EXECUTIVE OFFICERS AND DIRECTORS OF THE COMPANY

  The directors and executive officers are listed below, together with information as to their ages, dates of election and principal business occupations during the last five years (if other than their present business occupations).

LOUIS G. LOWER, II, 50, Chairman of the Board and President (1992)*

  He is also President and Chairman of the Board of Directors of Allstate Life Insurance Company, Northbrook Life Insurance Company, Glenbrook Life and Annuity Company, Glenbrook Life Insurance Company, and The Northbrook Corporation; Chairman of the Board of Directors and Chief Executive Officer of Surety Life Insurance Company and Lincoln Benefit Life Company; Chairman of the Board of Directors of Allstate Settlement Corporation; Director and Senior Vice President of Allstate Insurance Company; Vice President of the Allstate Foundation; and Director of Allstate Life Financial Services, Inc., Allstate Indemnity Company, Allstate Property and Casualty Insurance Company, Deerbrook Insurance Company, Northbrook Indemnity Company, Northbrook National Insurance Company, Northbrook Property and Casualty Insurance Company, Allstate International, Inc. and Saison Life Insurance Company, Ltd. Prior to 1990, he was Executive Vice President of Allstate Life Insurance Company. From 1992 to 1995, in addition to his position as Chairman of the Board, he was also President of the Company.

MICHAEL J. VELOTTA, 50, Vice President, Secretary, General Counsel, and Director (1993)*

  He is also Vice President, Secretary, General Counsel and Director of Allstate Life Insurance Company, Northbrook Life Insurance Company, Glenbrook Life Insurance Company and Glenbrook Life and Annuity Company; Secretary and Director of Allstate Settlement Corporation, Allstate Life Financial Services, Inc. and The Northbrook Corporation; and Director of Surety Life Insurance Company and Lincoln Benefit Life Company. Prior to 1993, he was Vice President and Assistant General Counsel of Allstate Insurance Company.

SHARMAINE M. MILLER, 42, Director and Chief Administrative Officer (1996)*

  Prior to 1996, she was a Department manager for Allstate Insurance Company.

PETER H. HECKMAN, 50, Vice President (1992)*

  He is also Vice President and Director of Allstate Life Insurance Company, Northbrook Life Insurance Company, Glenbrook Life Insurance Company, Allstate Settlement Corporation and Glenbrook Life and Annuity Company; Vice President and Controller of The Northbrook Corporation; and Director of Surety Life Insurance Company and Lincoln Benefit Life Company. Prior to 1992, he was Vice President and Director of Allstate Life Insurance Company, Northbrook Life Insurance Company, Glenbrook Life Insurance Company and Glenbrook Life and Annuity Company.

TIMOTHY H. PLOHG, 49, Vice President and Director (1995)*

  Timothy H. Plohg is also Vice President and Director of Allstate Life Insurance Company. Prior to 1995, he was Vice President of the ALSC; Assistant Vice President Sales, Regional Vice President.

KEVIN R. SLAWIN, 39, Vice President and Director, (1996).*

  He is also currently a Director of Allstate Life Financial Services, Inc., Vice President and Director of Allstate Life Insurance Company, Glenbrook Life and Annuity Company, Allstate Settlement Corporation; Director of Laughlin Group Holdings, Inc. and Northbrook Life Insurance Company, Vice President of the Northbrook Corporation and Assistant Treasurer of the Allstate Corporation and Forestview Mortgage Insurance Company. From 1995 to 1996 he served in various capacities within the Allstate Corporation. Prior to 1995, he was Assistant Treasurer and Director for Sears Roebuck and Company.

MARCIA D. ALAZRAKI, 54, Director (1993)*

  Marcia D. Alazraki is an attorney practicing with the firm of Simpson, Thacher & Bartlett, New York, New York. Prior to 1991, she practiced with the firm of Shea & Gould, New York, New York.

JOSEPH F. CARLINO, 78, Director (1983)*

  Joseph F. Carlino is a self-employed practicing attorney in Mineola, New
York.

CLEVELAND JOHNSON, JR., 60, Director (1983)*

  Cleveland Johnson, Jr. is currently a Business Development Advocate for the Town of Islip, Division of Economic Development. Previously he was a Vice President with State University of New York in Farmingdale, New York.

PHILLIP E. LAWSON, 42, Director (1994)*

  Phillip E. Lawson is also a Regional Vice President of Allstate Insurance Company. Prior to 1990, he was a Director of Allstate Insurance Company.

GERARD F. MCDERMOTT, 49, Director (1995)*

  Gerard F. McDermott is also a Regional Vice president of Allstate Insurance Company. Prior to 1992, he held various management positions.

JOSEPH P. MCFADDEN, 56, Director (1992)*

  Joseph P. McFadden is also a Territorial Vice President of Allstate Insurance Company. Prior to 1992, he was a Claim Vice President of Allstate Insurance Company.

JOHN R. RABEN, JR., 50, Director (1988)*

  John R. Raben, Jr. is a Vice President & Municipal Bond/Public Finance Liaison with J.P. Morgan Securities, Inc.

THEODORE A. SCHNELL, 47, Assistant Vice President and Director (1995)*

  Theodore A. Schnell is also Assistant Treasurer of Glenbrook Life and Annuity Company, Glenbrook Life Insurance Company and Allstate Life Insurance Company.

SALLY A. SLACKE, 62, Director (1983)*

  Sally A. Slacke is also President of Slacke Test Boring, Inc.

CASEY J. SYLLA, 52, Chief Investment Officer (1995)*

  Casey J. Sylla is also Director of Allstate Insurance Company, Allstate Indemnity Company, Allstate Property and Casualty Insurance Company, Deerbrook Insurance Company, First Assurance Company, Northbrook Indemnity Company, Northbrook National Insurance Company, Northbrook Property and Casualty Insurance Company. He is also Chief Investment Officer of Glenbrook Life and Annuity Company, Allstate Settlement Corporation, The Northbrook Corporation, Allstate Insurance Company, Allstate Indemnity Company, Allstate Property and Casualty, Deerbrook Insurance Company, First Assurance Company, Northbrook Indemnity Company, Northbrook National Insurance Company, Northbrook Property and Casualty Insurance Company. Prior to 1995, he was Senior Vice President and Executive Officer Investments for Northwestern Mutual Life Insurance Company.

BARRY S. PAUL, 40, Assistant Vice President and Controller (1992)*

  He is also Assistant Vice President and Controller of Allstate Life Insurance Company, Northbrook Life Insurance Company, Glenbrook Life and Annuity Company and Glenbrook Life Insurance Company. Prior to 1992, he was Assistant Vice President of Allstate Life Insurance Company and Northbrook Life Insurance Company.

JAMES P. ZILS, 44, Treasurer (1995)*

  James P. Zils is also Treasurer of Allstate Life Financial Services, Inc., Allstate Settlement Corporation, Allstate Life Insurance Company, Glenbrook Life and Annuity Company, Glenbrook Life Insurance Company, Northbrook Life Insurance Company, The Northbrook Corporation. He is Treasurer and Vice President of AEI Group, Inc., Allstate International Inc., Allstate Motor Club, Inc., Direct Marketing Center, Inc., Enterprises Services Corporation, The Allstate Foundation, Forestview Mortgage Insurance Company, Allstate Indemnity Company, Allstate Property and Casualty, Deerbrook Insurance Company, First Assurance Company, Northbrook Indemnity Company, Northbrook National Insurance Company, Northbrook Property and Casualty Insurance Company. Prior to 1995 he was Vice President of Allstate Life Insurance Company. Prior to 1993 he held various management positions.
-------
   *Date elected/appointed to current office.

                            EXECUTIVE COMPENSATION

  Executive officers of the Company also serve as officers of its parent company and receive no compensation directly from the Company. Some of the officers also serve as officers of other companies affiliated with the Company. Allocations have been made as to each individual's time devoted to his or her duties as an executive officer of the Company. However, no officer's compensation allocated to the Company exceeded $100,000 in 1994. The allocated cash compensation of all officers of the Company as a group for services rendered in all capacities to the Company during 1994 totaled $9,216.31. Directors of the Company receive no compensation in addition to their compensation as employees of the Company.

                          SUMMARY COMPENSATION TABLE

                                                       LONG TERM COMPENSATION
                                                ------------------------------------
                          ANNUAL COMPENSATION      AWARDS     PAYOUTS
                         ---------------------- ------------ ----------
          (A)            (B)    (C)      (D)        (E)         (F)         (G)        (H)        (I)
                                                             SECURITIES
                                                OTHER ANNUAL RESTRICTED  UNDERLYING    LTIP    ALL OTHER
NAME AND PRINCIPAL             SALARY   BONUS   COMPENSATION   STOCK    OPTIONS/SARS PAYOUTS  COMPENSATION
POSITION                 YEAR   ($)      ($)        ($)       AWARD(S)      (#)        ($)        ($)
------------------       ---- -------- -------- ------------ ---------- ------------ -------- ------------
Louis G. Lower, II...... 1995 $416,000 $266,175   $17,044     $199,890      N/A      $411,122    $5,250(1)
 President and Chairman
 of the Board of
 Directors
                         1994 $389,050 $ 26,950   $25,889     $170,660      N/A             0    $1,890(1)
                         1993 $374,200 $294,683   $52,443     $318,625      N/A      $ 13,451    $6,296(1)
James J. Brazda(2)...... 1995 $115,870 $ 27,808   $   175            0      N/A             0    $5,761(3)
 Chief Administrative
 Officer and Director
                         1994 $108,195 $ 21,707         0     $ 16,935      N/A             0    $1,608(3)

-------
(1) Amount received by Mr. Lower which represents the value allocated to his account from employer contributions under The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.
(2) Mr. Brazda no longer serves in this capacity for Allstate Life Insurance Company of New York.
(3) Amount received by Mr. Brazda which represents the value allocated to his account from employer contributions under The Profit Sharing Fund and to its predecessor, The Savings and Profit Sharing Fund of Sears employees.

  Shares of the Company are not directly owned by any director or officer of the Company. The percentage of shares of The Allstate Corporation beneficially owned by any director, and by all directors and officers of the Company as a group, does not exceed one percent of the class outstanding.

                               LEGAL PROCEEDINGS

  From time to time the Company is involved in pending and threatened litigation in the normal course of its business in which claims for monetary damages are asserted. Management, after consultation with legal counsel, does not anticipate the ultimate liability arising from such pending or threatened litigation to have a material effect on the financial condition of the Company.

                                    EXPERTS

  The financial statements of the Company as of December 31, 1995 and 1994 and for each of the three years in the period ended December 31, 1995 and the related financial statement schedules included in this prospectus have been audited by Deloitte & Touche LLP, Two Prudential Plaza, 180 North Stetson Avenue, Chicago, Illinois, 60601-6779, independent auditors, as stated in their report appearing herein, and are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

                                 LEGAL MATTERS

  Sutherland, Asbill and Brennan, of Washington, D.C., has provided advice on certain legal matters relating to the federal securities laws applicable to the issue and sale of the Contracts. All matters of New York law pertaining to the Contracts, including the validity of the Contracts and the Company's right to issue such Contracts under New York insurance law, have been passed upon by Michael J. Velotta, General Counsel of the Company.

                      STATEMENT OF ADDITIONAL INFORMATION

                 ALLSTATE LIFE OF NEW YORK SEPARATE ACCOUNT A

                                  OFFERED BY

                  ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK
                             POST OFFICE BOX 9075
                       FARMINGVILLE, NEW YORK 11738-9075
                               1-(800) 692-4682

                        GROUP FLEXIBLE PREMIUM DEFERRED
                          VARIABLE ANNUITY CONTRACTS



     This Statement of Additional Information supplements the information in the prospectus for the Group Flexible Premium Deferred Variable Annuity Contract offered by Allstate life Insurance Company of New York ("Company"), an indirect wholly owned subsidiary of Allstate Insurance Company. The Contract is primarily designed to aid individuals in long-term financial planning and it can be used for retirement planning regardless of whether the plan qualifies for special federal income tax treatment. The prospectus may be obtained from Allstate Life Insurance Company of New York by writing or calling the address or telephone number listed above.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACT.


The prospectus, dated October 1, 1996, has been filed with the United States Securities and Exchange Commission.



                           Dated October 1, 1996

  STATEMENT OF ADDITIONAL INFORMATION: TABLE OF CONTENTS




                                                                  PAGE
                                                                  ----
ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS................ 3
REINVESTMENT........................................................ 3
THE CONTRACT........................................................ 4
  Purchase of Contracts............................................. 4
  Performance Data.................................................. 4
  Tax-free Exchanges (1035 Exchanges, Rollovers and Transfers)...... 5
  Premium Taxes..................................................... 6
  Tax Reserves...................................................... 6
INCOME PAYMENTS..................................................... 6
  Calculation of Variable Annuity Unit Values....................... 6
GENERAL MATTERS..................................................... 7
  Incontestability.................................................. 7
  Settlements....................................................... 7
  Safekeeping of the Variable Account's Assets...................... 7
FEDERAL TAX MATTERS................................................. 7
  Introduction...................................................... 7
  Taxation of Allstate Life Insurance Company of New York........... 8
  Exceptions to the Non-Natural Owner Rule.......................... 8
  IRS Required Distribution at Death Rules.......................... 8
  Qualified Plans................................................... 9
  Types of Qualified Plans.......................................... 9
VARIABLE ACCOUNT FINANCIAL STATEMENTS...............................11

             ADDITIONS, DELETIONS OR SUBSTITUTIONS OF INVESTMENTS


     The Company retains the right, subject to any applicable law, to make additions to, deletions from or substitutions for the Fund shares held by any Sub-account of the Variable Account. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund of the Fund Series, or of another open-end, registered investment company, if the shares of the Fund are no longer available for investment, or if, in the Company's judgment, investment in any Fund would become inappropriate in view of the purposes of the Variable Account. Substitutions of shares attributable to an Owner's interest in a Sub-account will not be made until the Owner has been notified of the change, and until the Securities and Exchange Commission has approved the change, to the extent such notification and approval is required by the Investment Company Act of 1940. Nothing contained in this Statement of Additional Information shall prevent the Variable Account from purchasing other securities for other series or classes of contracts, or from effecting a conversion between series or classes of contracts on the basis of requests made by Owners.

     The Company may also establish additional Sub-accounts or series of Sub-accounts of the Variable Account. Each additional Sub-account would purchase shares in a new Fund of the Fund Series or in another mutual fund. New Sub-accounts may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Sub-accounts offered in conjunction with the Contract will be made available to existing Owners on a basis to be determined by the Company. The Company may also eliminate one or more Sub-accounts if, in its sole discretion, marketing, tax or investment conditions so warrant.

     In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in the Contract as may be necessary or appropriate to reflect such substitution or change. If deemed to be in the best interests of persons having voting rights under the policies, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under such Act in the event such registration is no longer required.


                                 REINVESTMENT

     All dividends and capital gains distributions from the Funds are automatically reinvested in shares of the distributing Fund at their net asset value.


                                 THE CONTRACT

PURCHASE OF THE CONTRACTS

     The Contracts are offered to the public through brokers as well as banks licensed under the federal securities laws and state insurance laws. The Contracts are distributed through the principal underwriter for the Variable Account, Allstate Life Financial Services, Inc., an affiliate of Allstate Life Insurance Company of New York. The offering of the Contracts is continuous and the Company does not anticipate discontinuing the offering of the Contracts. However, the Company reserves the right to discontinue the offering of the Contracts.

PERFORMANCE DATA

     From time to time the Variable Account may publish advertisements containing performance data relating to its Sub-accounts. The performance data for the Sub-accounts (other than for the AIM V.I. Money Market Sub-account) will always be accompanied by total return quotations. Performance figures used by the Variable Account are based on actual historical performance of its Sub-accounts for specified periods, and the figures are not intended to indicate future performance. The Variable Account may also disclose yield, standard total return, and non-standard total return for periods prior to the date that the Variable Account commenced operations. For periods prior to the date the Variable Account commenced operations, performance information for the Sub-accounts will be calculated based on the performance of the underlying Funds and the assumption that the Sub-accounts were in existence for the same periods as those of the underlying Funds, with a level of charges equal to those currently assessed against the Sub-accounts.

     A Sub-account's "average annual total return" represents an annualization of the Sub-account's total return over a particular period and is computed by finding the annual percentage rate which, when compounded annually, will accumulate a hypothetical $1,000 purchase payment to the redeemable value at the end of the one, five or ten year period, or for a period from the date of commencement of the Sub-account's operations, if shorter than any of the foregoing. The average annual total return is obtained by dividing the ending redeemable value, after deductions for any withdrawal charges or contract maintenance charges imposed on the Contracts by the Variable Account, by the initial hypothetical $1,000 purchase payment, taking the "n"th root of the quotient (where "n" is the number of years in the period) and subtracting 1 from the result.

     The withdrawal charges assessed upon redemption are computed as follows: the preferred withdrawal amount is not assessed a withdrawal charge. Withdrawal charges are charged on the amount of redemption equal to the purchase payment, reduced by the amount of the preferred withdrawal amount, if any. The remaining amount of the redemption, if any, is not assessed a withdrawal charge. The withdrawal charge schedule specifies rates based on the number of complete years since each purchase payment was made. The contract maintenance charge ($35 per contract) used in the total return calculation is normally prorated using the following method: The total amount of annual Contract fees collected during the year is divided by the total average net assets of all the Sub-accounts. The resulting percentage is then multiplied by the ending Contract Value.

     In addition, the Variable Account may advertise the total return over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations would not reflect deductions for withdrawal charges which may be imposed on the Contracts by the Variable Account which, if reflected, would reduce the performance quoted. The formula for computing such total return quotations involves a per unit change calculation. This calculation is based on the Accumulation Unit value at the end of the defined period divided by the Accumulation Unit value at the beginning of such period, minus 1. The periods included in such advertisements are "year-to-date" (prior calendar year end to the day of the advertisement); "year to most recent quarter" (prior calendar year end to the end of the most recent quarter); "the prior calendar year"; "'n' most recent Calendar Years"; and "Inception (commencement of the Sub-account's operation) to date" (day of the advertisement).

     From time to time, sales literature or advertisements may also quote average annual total returns for periods prior to the date the Variable Account commenced operations. Such performance information for the Sub-account will be calculated based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect.

     Such average annual return information for the Sub-account (including deduction of the Surrender Charge) is as follows:

                                                                                        For the Period
Subaccount and Date of                                For the 1-Year   For the 5-Year   from Inception
    Inception of                                       Period Ended     Period Ended   of the Portfolio
Corresponding Portfolio                                   6/30/96          6/30/96        to 6/30/96
-----------------------                               --------------   --------------  ----------------
     AIM V.I. Capital Appreciation Fund*.........         15.88%             N/A             19.13%
     AIM V.I. Diversified Income Fund*...........          2.25%             N/A              3.89%
     AIM V.I. Global Utilities Fund**............         10.42%             N/A              8.21%
     AIM V.I. Government Securities Fund*........         -3.52%             N/A              1.26%
     AIM V.I. Growth Fund*.......................         11.97%             N/A             12.83%
     AIM V.I. Growth and Income Fund**...........         14.62%             N/A             15.72%
     AIM V.I. International Equity Fund*.........         15.07%             N/A             12.27%
     AIM V.I. Value Fund*........................          8.98%             N/A             16.13%
     AIM V.I. Money Market Fund*.................           N/A              N/A               N/A

---------------------
* Portfolio inception date of May 5, 1993
**Portfolio inception date of May 2, 1994

OTHER TOTAL RETURNS

     From time to time, sales literature or advertisements may also quote average annual total returns that do not reflect the Surrender Charge. These are calculated in exactly the same way as the average annual total returns desribed above, except that the ending redeemable value of the hypothetical account for the period is replaced with an ending value for the period that does not take into account any charges on amounts surrendered. Sales literature or advertisments may also quote such average annual total returns for periods prior to the date the Variable Account commenced operations, calculated based on the performance of the Portfolios and the assumption that the Sub-accounts were in existence for the same periods as those indicated for the Portfolios, with the level of Contract charges currently in effect except for the Surrender Charge.

     Such average annual total return information for the Sub-accounts (not including the deduction of the Surrender Charge) is as follows:

     Subaccount and Date of                       For the 1-Year   For the 5-Year   from Inception
     Inception of                                  Period Ended     Period Ended   of the Portfolio
     Corresponding Portfolio                          6/30/96          6/30/96        to 6/30/96
     -----------------------                      --------------   --------------  ----------------
     AIM V.I. Capital Appreciation Fund*........   21.40%               N/A              20.01%
     AIM V.I. Diversified Income Fund*..........    7.76%               N/A              5.08%


     AIM V.I. Global Utilities Fund**............     15.93%           N/A             10.25%
     AIM V.I. Government Securities Fund*........      2.00%           N/A              2.51%
     AIM V.I. Growth Fund*.......................     17.48%           N/A             13.83%
     AIM V.I. Growth and Income Fund**...........     20.14%           N/A             17.60%
     AIM V.I. International Equity Fund*.........     20.59%           N/A             13.27%
     AIM V.I. Value Fund*........................     14.49%           N/A             17.06%
     AIM V.I. Money Market Fund*.................      N/A             N/A              N/A

---------------------
* Portfolio inception date of May 5, 1993
**Portfolio inception date of May 2, 1994

     The Variable Account may also advertise the performance of the Sub-accounts relative to certain performance rankings and indexes compiled by independent organizations, such as: (a) Lipper Analytical Services, Inc.; (b) the Standard & Poor's 500 Composite Stock Price Index ("S & P 500"); (c) A.M. Best Company; (d) Bank Rate Monitor; and (e) Morningstar.


TAX-FREE EXCHANGES (1035 EXCHANGES, ROLLOVERS AND TRANSFERS)

     The Company accepts purchase payments which are the proceeds of a Contract in a transaction qualifying for a tax-free exchange under Section 1035 of the Internal Revenue Code. Except as required by federal law in calculating the basis of the Contract, the Company does not differentiate between Section 1035 purchase payments and non-Section 1035 purchase payments.

     The Company also accepts "rollovers" and transfers from Contracts qualifying as tax-sheltered annuities ("TSAs"), individual retirement annuities or accounts ("IRAs"), or any other Qualified Contract which is eligible to "rollover" into an IRA. The Company differentiates among Non-Qualified Contracts, TSAs, IRAs and other Qualified Contracts to the extent necessary to comply with federal tax laws. For example, the Company restricts the assignment, transfer or pledge of TSAs and IRAs so the Contracts will continue to qualify for special tax treatment. An Owner contemplating any such exchange, rollover or transfer of a Contract should contact a competent tax adviser with respect to the potential effects of such a transaction.


TAX RESERVES

     Company does not establish capital gains tax reserves for the Sub-account nor deduct charges for tax reserves because the Company believes that capital gains attributable to the Variable Account will not be taxable. However, the Company reserves the right to deduct charges to establish tax reserves for potential taxes on realized or unrealized capital gains.


                                INCOME PAYMENTS


CALCULATION OF VARIABLE ANNUITY UNIT VALUES

     The amount of the first income payment is calculated by applying the Contract Value allocated to each Variable Sub-account less any applicable premium tax charge deducted at this time, to the income payment tables in the Contract. The first variable annuity income payment is divided by the Sub-account's then current annuity unit value to determine the number of annuity units upon which later income payments will be based. Variable annuity income payments after the first will be equal to the sum of the number of annuity units determined in this manner for each Sub-account times the then current annuity unit value for each respective Sub-account.

     Annuity units in each variable Sub-account are valued separately and annuity unit values will depend upon the investment experience of the particular portfolios in which the Sub-account invests. The value of the annuity unit for each variable Sub-account at the end of any Valuation Period is calculated by:
(a) multiplying the annuity unit Value at the end of the immediately preceding Valuation Period by the Sub-accounts's net investment factor during the period; and then (b) dividing the product by the sum of 1.0 plus the assumed investment rate for the period. The assumed investment rate adjusts for the interest rate assumed in the income payment tables used to determine the dollar amount of the first variable annuity income payment, and is at an effective annual rate which is disclosed in the Contract.

     The amount of the first income payment paid under an income plan is determined using the interest rate and mortality table disclosed in the Contract. Due to judicial or legislative developments regarding the use of tables which do not differentiate on the basis of sex, different annuity tables may be used.


                                GENERAL MATTERS

INCONTESTABILITY

     The Contract will not be contested after it is issued.


SETTLEMENTS

     Due proof of the Owner(s) death (or Annuitant's death if there is a non-natural Owner) must be received prior to settlement of a death claim.


SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS

     The Company holds title to the assets of the Variable Account. The assets are kept physically segregated and held separate and apart from the Company's general corporate assets. Records are maintained of all purchases and redemptions of the Fund shares held by each of the variable Sub-accounts.

     The Fund does not issue certificates and, therefore, the Company holds the Account's assets in open account in lieu of stock certificates. See the Fund's prospectus for a more complete description of the custodian of the Fund.


                              FEDERAL TAX MATTERS

INTRODUCTION

     THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. THE COMPANY MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT. Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on the individual circumstances of each person. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.


TAXATION OF ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

     The Company is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code. Since the Variable Account is not an entity separate from the Company, and its operations form a part of the Company, it will not be taxed separately as a "Regulated Investment Company" under Subchapter M of the Code. Investment income and realized capital gains are automatically applied to increase reserves under the contract. Under existing federal income tax law, the Company believes that the Variable Account investment income and realized net capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the contract.

     Accordingly, the Company does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore the Company does not intend to make provisions for any such taxes. However, if changes in the federal tax laws or interpretations thereof result in the Company being taxed on income or gains attributable to the Variable Account, then the Company may impose a charge against the Variable Account (with respect to some or all contracts) in order to set aside provisions to pay such taxes.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE

     There are several exceptions to the general rule that contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain qualified plans; (4) certain contracts used in connection with structured settlement agreements, and (5) contracts purchased with a single premium when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.


IRS REQUIRED DISTRIBUTION AT DEATH RULES

     In order to be considered an annuity contract for federal income tax purposes, an annuity contract must provide: (1) if any owner dies on or after the annuity start date but before the entire interest in the contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the owner's death; and (2) if any owner dies prior to the annuity start date, the entire interest in the contract will be distributed within five years after the date of the owner's death. These requirements are satisfied if any portion of the owner's interest which is payable to (or for the benefit of) a designated beneficiary is distributed over the life of such beneficiary (or over a period not extending beyond the life expectancy of the beneficiary) and the distributions begin within one year of the owner's death. If the owner's designated beneficiary is the surviving spouse of the owner, the contract may be continued with the surviving spouse as the new owner. If the owner of the contract is a non-natural person, then the annuitant will be treated as the owner for purposes of applying the distribution at death rules. In addition, a change in the annuitant on a contract owned by a non-natural person will be treated as the death of the owner.

QUALIFIED PLANS

     This annuity contract may be used with several types of qualified plans. The tax rules applicable to participants in such qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Adverse tax consequences may result from excess contributions, premature distributions, distributions that do not conform to specified commencement and minimum distribution rules, excess distributions and in other circumstances. Owners and participants under the plan and annuitants and beneficiaries under the contract may be subject to the terms and conditions of the plan regardless of the terms of the contract.


TYPES OF QUALIFIED PLANS

INDIVIDUAL RETIREMENT ANNUITIES

     Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity. Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity. IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the Death Benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the Contract would not be viewed as satisfying the requirements of an IRA.


SIMPLIFIED EMPLOYEE PENSION PLANS

     Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees using the employees' individual retirement annuities if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to their individual retirement annuities. Employers intending to use the contract in connection with such plans should seek competent advice. In particular, employers should consider that IRAs generally may not provide life insurance, but they may provide a death benefit that equals the greater of the premiums paid and the contract's cash value. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that the death benefit could be viewed as violating the prohibition on investment in life insurance contracts with the result that the contract would not be viewed as satisfying the requirements of the IRS.


TAX SHELTERED ANNUITIES

     Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations (specified in Section 501(c)(3) of the Code) to have their employers purchase annuity contracts for them, and subject to certain limitations, to exclude the purchase payments from the employees' gross income. An annuity contract used for a Section 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only after the employee attains age 59 1/2, separates from service, dies, becomes disabled or on the account of hardship (earnings on salary reduction contributions may not be distributed for hardship). These limitations do not apply to withdrawals where the Company is directed to transfer some or all of the contract value to another Section 403(b) plan. Purchasers of the contracts for such purposes should seek competent advice as to eligibility, limitations on permissible amounts of purchase payments and other tax consequences associated with the contracts. In particular, purchasers should consider that the contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under a tax-sheltered annuity. Even if the death benefit under the contract were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract as part of his or her tax-sheltered annuity plan.


CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS

     Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax favored retirement plans for employees. The Self-Employed Individuals Retirement Act of 1962, as amended, (commonly referred to as "H.R. 10" or "Keogh") permits self-employed individuals to establish tax favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The contract provides a death benefit that in certain circumstances may exceed the greater of the payments and the contract value. It is possible that such death benefit could be characterized as an incidental death benefit. There are limitations on the amount of incidental benefits that may be provided under pension and profit currently taxable income to participants. Employers intending to use the contract in connection with such plans should seek competent advice.


STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT
ORGANIZATION DEFERRED COMPENSATION PLANS

     Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Under these plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distribution from the plan. However, under a Section 457 plan all the compensation deferred under the plan must remain solely the

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property of the employer, subject only to the claims of the employer's general creditors, until such time as made available to the employee or a beneficiary.


                     VARIABLE ACCOUNT FINANCIAL STATEMENTS


     The financial statements of Allstate Life of New York Separate Account A are not included herein because, as of the date hereof, the Variable Account had not yet commenced operations, had no assets or liabilities and received no income. The financial statements of the Variable Account will be audited on an annual basis once the Variable Account commences operations.


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